                                                      1940 Act File No. 811-5476
                                                      1933 Act File No. 33-20309

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No.               |_|

                       Post-Effective Amendment No. 24             |X|

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT |X|
                                     OF 1940

                       Post-Effective Amendment No. 24             |X|

                          LORD ABBETT GLOBAL FUND, INC.
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000

                      Christina T. Simmons, Vice President
              90 Hudson Street, Jersey City, New Jersey 07302-3973
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_|  immediately on filing pursuant to paragraph (b)

|X|  on May 1, 2006 pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a) (1)

|_|  on (date) pursuant to paragraph (a) (1)

|_|  75 days after filing pursuant to paragraph (a) (2)

|_|  on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[LORD ABBETT LOGO]


LORD ABBETT                                                   MAY 1,
  GLOBAL EQUITY FUND                                          2006

  GLOBAL INCOME FUND                                        PROSPECTUS


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS P SHARES OF THE GLOBAL INCOME FUND ARE CURRENTLY OFFERED BY THIS PROSPECTUS. CLASS P SHARES OF THE GLOBAL EQUITY FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                  PAGE
                       THE FUNDS
    Information about the  Global Equity Fund                      2
goal, principal strategy,  Global Income Fund                      9
              main risks,  Additional Investment  Information      17
   performance, fees, and  Management                              25
                 expenses

                       YOUR INVESTMENT

          Information for  Purchases                               27
                 managing  Sales Compensation                      43
                your Fund  Opening Your Account                    49
                  account  Redemptions                             51
                           Distributions and Taxes                 52
                           Services for Fund Investors             54

                       FINANCIAL INFORMATION

     Financial highlights  Global Equity Fund                      56
                           Global Income Fund                      59

                       ADDITIONAL INFORMATION

        How to learn more  Back Cover
      about the Funds and
        other Lord Abbett
                    Funds

                                                              GLOBAL EQUITY FUND

                                   THE FUNDS
GOAL

     The Fund's investment objective is long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily invests in the equity securities of large domestic and foreign companies that we believe to be in sound financial condition. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. We consider large domestic companies to be those companies with market capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell 1000(R) Index, a widely used benchmark for the large-cap domestic stock performances. As of July 1, 2005, the market capitalization range of the Russell 1000(R) Index was $890 million to $368.2 billion. This range varies daily. A large foreign company is a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index"), a widely used benchmark for international stock performance. As of June 1, 2005, the market capitalization range of the MSCI EAFE(R) Index was $71 million to $208.9 billion. This range varies daily.


     Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities at the time of purchase. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments.

[SIDENOTE]

WE OR THE FUND OR GLOBAL EQUITY FUND refers to Equity Series, a series of Lord Abbett Global Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                              GLOBAL EQUITY FUND

     Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     In selecting investments for the Fund:

     - we perform a fundamental analysis of companies in an attempt to determine the relative economic value of their businesses and support an assessment of the inherent investment risks

     - we focus on companies demonstrating successful strategic business plan selection, strategy and execution, reflecting strong management leadership

     - we use various quantitative models and screening tools to provide support for the construction of the portfolio

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. If the Fund's assessment of a company's value or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Foreign securities in which the Fund invests generally pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization,

                                                              GLOBAL EQUITY FUND

     expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                    GLOBAL EQUITY FUND  Symbols: Class A - LAGEX
                                                                 Class B - LAGBX
                                                                 Class C - LAGCX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

1996         +8.4%
1997         +8.0%
1998         +9.1%
1999        +12.4%
2000         +4.8%
2001        -22.8%
2002        -16.6%
2003        +26.4%
2004        +12.0%
2005         +8.2%


BEST QUARTER 4th Q '99     +21.8%
WORST QUARTER 3rd Q '98    -18.4%

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                              GLOBAL EQUITY FUND

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                                LIFE OF
SHARE CLASS                                            1 YEAR        5 YEARS      10 YEARS       FUND(1)
Class A Shares
Return Before Taxes                                        1.96%       -1.45%          3.40%           --
Return After Taxes on Distributions                        0.94%       -1.70%          2.19%           --
Return After Taxes on Distributions
 and Sale of Fund Shares                                   1.61%       -1.34%          2.24%           --
Class B Shares                                             3.52%       -1.10%            --          3.21%
Class C Shares                                             7.61%       -0.94%            --          3.23%
MSCI World Index ("With Gross Dividends")(2)
 (reflects no deduction for fees, expenses, or taxes)     10.02%        2.64%          7.47%         7.55%(3)
MSCI World Index ("With Net Dividends")(2)(4)              9.49%        2.18%          7.04%         7.12%(3)
 (reflects no deductions for fees or
 expenses, but reflects deduction
 of witholding taxes)



(1)  The date of inception for Class B and Class C shares is 8/1/96.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 7/31/96 to 12/31/05, to correspond with the Class B and Class C periods shown.
(4) The MSCI World Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI World Index.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and Return After Taxes on Distributions for the same period if there was a tax loss realized on sales of Fund shares. The benefit of the tax loss (to the extent that it can be used to offset other gains) may result in a higher return.

                                                              GLOBAL EQUITY FUND

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                      CLASS A          CLASS B(1)      CLASS C           CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                 5.75%(2)          none           none              none
Maximum Deferred
Sales Charge (See "Purchases")(3)                          none(4)           5.00%          1.00%(5)          none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)(as a % of average net assets)
Management Fees (See "Management")                         0.75%             0.75%          0.75%             0.75%
Distribution and Service (12b-1) Fees(6)                   0.35%             1.00%          1.00%             0.45%
Other Expenses                                             0.83%             0.83%          0.83%             0.83%
Total Operating Expenses                                   1.93%             2.58%          2.58%             2.03%
Expense Reimbursement(7)                                  (0.33)%           (0.33)%        (0.33)%           (0.33)%
Net Expenses(7)                                            1.60%             2.25%          2.25%             1.70%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) For the fiscal year ending December 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 1.60% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class B and C shares, and 1.70% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                              GLOBAL EQUITY FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                   $    728   $  1,116   $  1,528   $  2,674
Class B Shares                   $    728   $  1,071   $  1,541   $  2,732
Class C Shares                   $    328   $    771   $  1,341   $  2,890
Class P Shares                   $    173   $    605   $  1,063   $  2,332


You would pay the following expenses if you did not redeem your shares:


Class A Shares                   $    728   $  1,116   $  1,528   $  2,674
Class B Shares                   $    228   $    771   $  1,341   $  2,732
Class C Shares                   $    228   $    771   $  1,341   $  2,890
Class P Shares                   $    173   $    605   $  1,063   $  2,332

                                                              GLOBAL INCOME FUND

GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. Capital appreciation is a secondary consideration.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in high-quality and INVESTMENT GRADE DEBT SECURITIES of domestic and foreign companies. Under normal circumstances, the Fund invests at least 65% of its assets in high-quality debt securities. The Fund may invest up to 15% of its assets in HIGH-YIELD DEBT SECURITIES, sometimes called "lower-rated bonds" or "junk bonds." The weighted average life of the Fund's portfolio normally will vary based on our perception of the relationship between the return potential and the maturities of the Fund's holdings, among other factors.

     The types of debt securities in which the Fund may invest include:

     - securities issued or guaranteed by governments (including the United States), their political subdivisions, authorities, agencies or instrumentalities, including mortgage-related securities

     -  securities issued by foreign government related entities

     -  securities of supranational organizations such as the World Bank

     -  securities of foreign and domestic corporations

     Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. The Fund will select which countries and the currency denomination of the securities it will invest in based on its perception of the best opportunities for an attractive return consistent with

[SIDENOTE]

WE OR THE FUND OR GLOBAL INCOME FUND refers to Income Series, a series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

                                                              GLOBAL INCOME FUND

     its objective. Our choices will be based on analysis of fixed income market returns and expected currency exchange rate movements.

     The Fund may hold foreign currencies to meet settlement requirements relating to the purchase of foreign securities. The Fund also may effect currency exchange transactions, including agreements to exchange one currency for another at a future date, known as forward foreign currency contracts. The Fund may use these transactions to try to protect against uncertainties in the levels of future exchange rates between particular foreign currencies and the U.S. dollar or between foreign currencies in which portfolio securities are or may be denominated. The Fund also may use these transactions as an efficient way to gain exposure to short-term interest rates in a particular country instead of investing in securities denominated in the country's currency.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline.

     High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater fluctuations.

                                                              GLOBAL INCOME FUND

     Foreign securities in which the Fund invests generally pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable. With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that these transactions will be successful. They may lower the Fund's return or result in significant losses.

     The mortgage- and other asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers.

                                                              GLOBAL INCOME FUND

     Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                        ------------------------
                                    GLOBAL INCOME FUND  Symbols: Class A - LAGIX
                                                                 Class B - LAIBX
                                                                 Class C - GBLAX
                                                                 Class P - LGIPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

1996         +6.1%
1997         +4.2%
1998        +10.8%
1999         -9.5%
2000          0.0%
2001         +1.9%
2002        +14.9%
2003        +12.8%
2004         +8.4%
2005         -5.6%


BEST QUARTER 2nd Q '02     +7.9%
WORST QUARTER 1st Q '99    -4.3%

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                              GLOBAL INCOME FUND

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                                                 LIFE OF
SHARE CLASS                                            1 YEAR        5 YEARS      10 YEARS       FUND(1)
Class A Shares
Return Before Taxes                                      -10.07%        5.17%         3.61%           --
Return After Taxes on Distributions                      -11.98%        3.06%         1.13%           --
Return After Taxes on Distributions
 and Sale of Fund Shares                                  -6.53%        3.14%         1.49%           --
Class B Shares                                            -9.89%        5.32%           --          3.68%
Class C Shares                                            -6.20%        5.57%           --          3.87%
Class P Shares                                            -5.60%        5.97%           --          3.39%
Lehman Brothers Global
 Aggregate Bond Index(2)                                  -4.50%        7.03%         5.56%         5.86%(3)
 (reflects no deduction
 for fees, expenses, or taxes)                                                                      5.43%(4)


(1) The dates of inception for Class B, Class C, and Class P are 8/1/96, 7/15/96, and 3/4/99, respectively.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 7/31/96 to 12/31/05, to correspond with the Class B and Class C periods shown.
(4) Represents total returns for the period 2/28/99 to 12/31/05, to correspond with the Class P period shown.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and Return After Taxes on Distributions for the same period if there was a tax loss realized on sales of Fund shares. The benefit of the tax loss (to the extent that it can be used to offset other gains) may result in a higher return.

                                                              GLOBAL INCOME FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                      CLASS A          CLASS B(1)      CLASS C           CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                 4.75%(2)          none           none              none
Maximum Deferred
Sales Charge (See "Purchases")(3)                          none(4)           5.00%          1.00%(5)          none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")                                         0.50%             0.50%          0.50%             0.50%
Distribution and Service (12b-1) Fees(6)                   0.35%             1.00%          1.00%             0.45%
Other Expenses                                             0.53%             0.53%          0.53%             0.53%(7)
Total Operating Expenses                                   1.38%             2.03%          2.03%             1.48%(7)
Expense
Reimbursement(8)                                          (0.08)%           (0.08)%        (0.08)%           (0.08)%
Net Expenses(8)                                            1.30%             1.95%          1.95%             1.40%(7)


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

(8) For the fiscal year ending December 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Net Expenses at an aggregate annual rate of 1.30% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B and C shares, and 1.40% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                              GLOBAL INCOME FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares                   $    601   $    884   $  1,187   $  2,047
Class B Shares                   $    698   $    929   $  1,286   $  2,185
Class C Shares                   $    298   $    629   $  1,086   $  2,352
Class P Shares                   $    143   $    460   $    800   $  1,762


You would have paid the following expenses if you did not redeem your shares:


Class A Shares                   $    601   $    884   $  1,187   $  2,047
Class B Shares                   $    198   $    629   $  1,086   $  2,185
Class C Shares                   $    198   $    629   $  1,086   $  2,352
Class P Shares                   $    143   $    460   $    800   $  1,762

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Global Equity Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     DIVERSIFICATION. The Global Equity Fund is a diversified mutual fund. A diversified mutual fund, with respect to 75% of total assets, will normally not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. The Global Income Fund is a nondiversified mutual fund. This means that the Global Income Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of the Global Income Fund's investments may be more affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

     EMERGING COUNTRIES. Each Fund may invest in emerging country securities. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. Each Fund may use currency forwards and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Funds to lock in a specified exchange rate for a period of time. They may also be used to increase a Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift a

     Fund's exposure to foreign currency fluctuations from one country to another. If price movements are favorable to U.S. investors such transactions may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The Funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the Funds from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements, and a Fund's return could be reduced as a result.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


     LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Global Income Fund may invest in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets; an unexpected change in the rate of principal payments may cause these securities to perform poorly.


     PORTFOLIO TURNOVER RATE. The Funds may engage in active and frequent trading of their portfolio securities to achieve its principal investment strategies and may be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended December 31, 2005, the portfolio turnover rates were 97.65% for the Global Equity Fund and 194.12% for the Global Income Fund. This rate varies from year to year. High turnover increases transaction costs, may increase taxable capital gains and may adversely impact performance.

     SUPRANATIONAL ORGANIZATIONS. These are entities designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank.

     SWAP AND SIMILAR TRANSACTIONS. The Global Income Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Global Income Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

     In an interest rate swap, the Global Income Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Global Income Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

     In a credit swap, the Global Income Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Global Income Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Global Income Fund may agree to provide such credit protection in exchange for receiving the premium payments.

     The Global Income Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

     The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Global Income Fund may be less favorable than it would have been if the Global Income Fund had not entered into them.

     Because these arrangements are bi-lateral agreements between Global Income Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Global Income Fund. However, the Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Global Income Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Global Income Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Global Income Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

     It is not currently expected that these transactions will be a principal strategy of the Global Income Fund.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. Each Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets.

     Prior to January 1, 2006, the management fees payable to Lord Abbett were at a flat annual rate of .75 of 1% for the Global Equity Fund and a flat annual rate of .50 of 1% for the Global Income Fund.

     Effective January 1, 2006, the management fee for the Global Equity Fund is calculated daily and payable monthly at the following rates:

          .75 of 1% on the first $1 billion of average daily net assets;

          .70 of 1% on the next $1 billion; and

          .65 of 1% over $2 billion.

     Effective January 1, 2006, the management fee for the Global Income Fund is calculated daily and payable monthly at the following rates:

          .50 of 1% on the first $1 billion of average daily net assets; and

          .45 of 1% over $1 billion.

     For the fiscal year ended December 31, 2005, the management fees paid to Lord Abbett were at an effective rate of .75 of 1% for the Global Equity Fund and .50 of 1% for the Global Income Fund, of each Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval is available in each Fund's Annual Report to Shareholders.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.


     GLOBAL EQUITY FUND. Daniel H. Frascarelli and Harold E. Sharon head the investment management team and are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Frascarelli, Partner and Director of Large-Cap Core Equity, joined Lord Abbett in 1990. He is a holder of a Chartered Financial Analyst designation and has been in the investment industry since 1983. Mr. Sharon, Director of International Core Equity, joined Lord Abbett in 2003. From 2001 to 2003, he worked as a consultant for various financial venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management.


     GLOBAL INCOME FUND. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team. Mr. Gerber joined Lord Abbett in 1997. The other senior member of the team is Jerald M. Lanzotti, Partner and Investment Manager. Mr. Lanzotti has been with Lord Abbett since 1996. Mr. Gerber and Mr. Lanzotti are jointly and primarily responsible for the day-to-day management of the Fund.

                                YOUR INVESTMENT

PURCHASES

     Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Funds value their foreign portfolio holdings, significant events, including broad market moves may occur in the interim potentially affecting the values of foreign securities held by the Funds. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of each Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by a Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
     investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with each Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial

     Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of each Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

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SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A   - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

          - generally lowest annual expenses due to lower 12b-1 fees

CLASS B   - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

          - higher annual expenses than Class A shares due to higher 12b-1 fees

          - automatically converts to Class A shares after eight years

CLASS C   - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

          - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P   - available only to certain investors

          - no front-end sales charge and no CDSC

          - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

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FRONT-END SALES CHARGES - CLASS A SHARES (GLOBAL EQUITY FUND ONLY)
--------------------------------------------------------------------------------

                                                                    MAXIMUM
                                                     TO COMPUTE     DEALER'S
                             AS A         AS A        OFFERING     CONCESSION
                             % OF         % OF         PRICE         (% OF
                           OFFERING       YOUR         DIVIDE       OFFERING
YOUR INVESTMENT             PRICE      INVESTMENT      NAV BY        PRICE)
-----------------------------------------------------------------------------
Less than $50,000            5.75%        6.10%         .9425         5.00%
$50,000 to $99,999           4.75%        4.99%         .9525         4.00%
$100,000 to $249,999         3.95%        4.11%         .9605         3.25%
$250,000 to $499,999         2.75%        2.83%         .9725         2.25%
$500,000 to $999,999         1.95%        1.99%         .9805         1.75%
$1,000,000 and over        No Sales                    1.0000            +
                           Charge

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES (GLOBAL INCOME FUND ONLY)
--------------------------------------------------------------------------------

                                                                    MAXIMUM
                                                     TO COMPUTE     DEALER'S
                             AS A         AS A        OFFERING     CONCESSION
                             % OF         % OF         PRICE         (% OF
                           OFFERING       YOUR         DIVIDE       OFFERING
YOUR INVESTMENT             PRICE      INVESTMENT      NAV BY        PRICE)
-----------------------------------------------------------------------------
Less than $100,000           4.75%        4.99%         .9525         4.00%
$100,000 to $249,999         3.95%        4.11%         .9605         3.25%
$250,000 to $499,999         2.75%        2.83%         .9725         2.25%
$500,000 to $999,999         1.95%        1.99%         .9805         1.75%
$1,000,000 and over        No Sales                    1.0000            +
                           Charge

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.Com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                FRONT-END
CLASS A INVESTMENTS             SALES CHARGE*    DEALER'S CONCESSION
--------------------------------------------------------------------
First $5 million                None             1.00%
Next $5 million above that      None             0.55%
Next $40 million above that     None             0.50%
Over $50 million                None             0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                           CONTINGENT DEFERRED SALES
THE DAY ON WHICH                            CHARGE ON REDEMPTION
THE PURCHASE ORDER                          (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                                TO CHARGE)

On                         Before
                           1st                       5.0%
1st                        2nd                       4.0%
2nd                        3rd                       3.0%
3rd                        4th                       3.0%
4th                        5th                       2.0%
5th                        6th                       1.0%
on or after the 6th(2)                               None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                 CLASS A    CLASS B    CLASS C    CLASS P
------------------------------------------------------------
Service                .25%       .25%       .25%       .20%
Distribution           .10%*      .75%       .75%       .25%

* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized

[SIDENOTE]

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.1% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

MINIMUM INITIAL INVESTMENT

     - Regular Account                                      $ 1,000

     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code         $   250

     - Uniform Gift to Minor Account                        $   250

     - Invest-A-Matic                                       $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

     ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     The Global Equity Fund expects to pay its shareholders dividends from its net investment income semiannually, while the Global Income Fund declares such income dividends daily and expects to pay them to its shareholders monthly. Each Fund distributes any net capital gains annually as "capital gains distributions."


     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

   [SEAL]

-  In the case of a corporation - ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President

   [Date]

   [SEAL]
     reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.


     If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC                   You can make fixed, periodic investments ($250
(Dollar-cost averaging)          initial and $50 subsequent minimum) into your Fund
                                 account by means of automatic money transfers from
                                 your bank checking account. See the Application
                                 for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC WITHDRAWAL            You can make regular withdrawals from most Lord
PLAN ("SWP")                     Abbett-sponsored funds. Automatic cash withdrawals
                                 will be paid to you from your account in fixed or
                                 variable amounts. To establish a SWP, the value of
                                 your shares for Class A or Class C must be at
                                 least $10,000, and for Class B the value of your
                                 shares must be at least $25,000, except in the
                                 case of a SWP established for Retirement and
                                 Benefit Plans, for which there is no minimum. Your
                                 shares must be in non-certificate form.

CLASS B SHARES                   The CDSC will be waived on redemptions of up to
                                 12% of the current net asset value of your account
                                 at the time of your SWP request. For Class B share
                                 SWP redemptions over 12% per year, the CDSC will
                                 apply to the entire redemption. Please contact the
                                 Fund for assistance in minimizing the CDSC in this
                                 situation.

CLASS B AND                      Redemption proceeds due to a SWP for Class B
CLASS C SHARES                   and Class C shares will be redeemed in the
                                 order described under "CDSC" under "Purchases."

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                              GLOBAL EQUITY FUND
                    FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                  CLASS A SHARES
                                                     ----------------------------------------------------------------------
                                                                                  YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                         2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                   $    11.75     $    10.51     $     8.33     $    10.02     $    12.98

INVESTMENT OPERATIONS:
  Net investment income (loss)(b)                           .05           (.01)           .04            .03           (.02)
  Net realized and unrealized gain (loss)                   .91           1.27           2.16          (1.69)         (2.94)
  TOTAL FROM INVESTMENT OPERATIONS                          .96           1.26           2.20          (1.66)         (2.96)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (.05)          (.02)          (.02)          (.03)            --
  Net realized gain                                        (.43)            --             --             --             --
TOTAL DISTRIBUTIONS                                        (.48)          (.02)          (.02)          (.03)            --
NET ASSET VALUE, END OF YEAR                         $    12.23     $    11.75     $    10.51     $     8.33     $    10.02
TOTAL RETURN(c)                                            8.21%         11.99%         26.38%        (16.58)%       (22.80)%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions and expenses assumed                        1.60%          2.05%          1.95%          2.29%          1.99%
  Expenses, excluding expense
    reductions and expenses assumed                        1.94%          2.05%          1.95%          2.29%          2.01%
  Net investment income (loss)                              .43%          (.11)%          .45%           .30%          (.19)%

                                                                                  YEAR ENDED 12/31
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005          2004            2003           2002           2001
NET ASSETS, END OF YEAR (000)                        $   67,807     $   59,915     $   52,828     $   37,555     $   47,016
PORTFOLIO TURNOVER RATE                                   97.65%        170.93%         56.26%         43.52%         97.27%

                                                              GLOBAL EQUITY FUND

                                                                                  CLASS B SHARES
                                                     ----------------------------------------------------------------------
                                                                                  YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                         2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                   $    11.24     $    10.10     $     8.04     $     9.70     $    12.65
INVESTMENT OPERATIONS:
  Net investment loss(b)                                   (.02)          (.08)          (.02)          (.03)          (.09)
  Net realized and unrealized gain (loss)                   .86           1.22           2.08          (1.63)         (2.86)
TOTAL FROM INVESTMENT OPERATIONS                            .84           1.14           2.06          (1.66)         (2.95)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain                                        (.43)            --             --             --             --
  TOTAL DISTRIBUTIONS                                      (.43)            --             --             --             --
NET ASSET VALUE, END OF YEAR                         $    11.65     $    11.24     $    10.10     $     8.04     $     9.70
TOTAL RETURN(c)                                            7.52%         11.29%         25.62%        (17.11)%       (23.32)%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions and expenses assumed                        2.25%          2.69%          2.61%          2.92%          2.62%
  Expenses, excluding expense
    reductions and expenses assumed                        2.58%          2.69%          2.61%          2.92%          2.64%
  Net investment loss                                      (.22)%         (.75)%         (.21)%         (.33)%         (.82)%

                                                                                  YEAR ENDED 12/31
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                        $    9,064     $    7,818     $    6,033     $    4,208     $    4,568
PORTFOLIO TURNOVER RATE                                   97.65%        170.93%         56.26%         43.52%         97.27%

                                                              GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                                  CLASS C SHARES
                                                     ----------------------------------------------------------------------
                                                                                  YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                         2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                   $    11.25     $    10.11     $     8.06     $     9.73     $    12.69
INVESTMENT OPERATIONS:
  Net investment loss(b)                                   (.02)          (.08)          (.02)          (.03)          (.08)
  Net realized and unrealized gain (loss)                   .87           1.22           2.07          (1.64)         (2.88)
TOTAL FROM INVESTMENT OPERATIONS                            .85           1.14           2.05          (1.67)         (2.96)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain                                        (.43)            --             --             --             --
TOTAL DISTRIBUTIONS                                        (.43)            --             --             --             --
NET ASSET VALUE, END OF YEAR                         $    11.67     $    11.25     $    10.11     $     8.06     $     9.73
TOTAL RETURN(c)                                            7.61%         11.28%         25.59%        (17.16)%       (23.33)%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions and expenses assumed                        2.25%          2.69%          2.61%          2.92%          2.62%
  Expenses, excluding expense
    reductions and expenses assumed                        2.58%          2.69%          2.61%          2.92%          2.64%
  Net investment loss                                      (.22)%         (.75)%         (.29)%         (.33)%         (.78)%

                                                                                  YEAR ENDED 12/31
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                        $    8,991     $    7,158     $    4,111     $    2,406     $    2,262
PORTFOLIO TURNOVER RATE                                   97.65%        170.93%         56.26%         43.52%         97.27%



(b)  Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                              GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                  CLASS A SHARES
                                                     ----------------------------------------------------------------------
                                                                                  YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                         2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                   $     7.66     $     7.43     $     6.91     $     6.35     $     6.65
INVESTMENT OPERATIONS:
  Net investment income(b)                                  .17            .17(e)         .18            .20            .25(e)
  Net realized and unrealized gain (loss)                  (.59)           .43            .68            .72           (.12)
TOTAL FROM INVESTMENT OPERATIONS                           (.42)           .60            .86            .92            .13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (.44)          (.37)          (.34)          (.25)          (.40)
  Paid-in capital                                            --             --             --           (.11)          (.03)
TOTAL DISTRIBUTIONS                                        (.44)          (.37)          (.34)          (.36)          (.43)
NET ASSET VALUE, END OF YEAR                         $     6.80     $     7.66     $     7.43     $     6.91     $     6.35
TOTAL RETURN(c)                                           (5.61)%         8.40%         12.79%         14.90%          1.87%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions and expenses assumed                        1.30%          1.40%          1.35%          1.44%          1.25%
  Expenses, excluding expense
    reductions and expenses assumed                        1.38%          1.40%          1.35%          1.44%          1.29%
  Net investment income                                    2.36%          2.33%          2.43%          3.09%          3.85%

                                                                           YEAR ENDED 12/31
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                        $   52,275     $   55,821     $   56,386     $   55,419     $   52,449
PORTFOLIO TURNOVER RATE                                  194.12%        260.11%        239.18%        216.16%        393.95%

                                                              GLOBAL INCOME FUND

                                                                                 CLASS B SHARES
                                                     ----------------------------------------------------------------------
                                                                                 YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                         2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                   $     7.67     $     7.45     $     6.92     $     6.37     $     6.67
INVESTMENT OPERATIONS:
  Net investment income(b)                                  .12            .12(e)         .13            .16            .21(e)
  Net realized and unrealized gain (loss)                  (.60)           .43            .70            .71           (.12)
TOTAL FROM INVESTMENT OPERATIONS                           (.48)           .55            .83            .87            .09
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (.39)          (.33)          (.30)          (.22)          (.36)
  Paid-in capital                                            --             --             --           (.10)          (.03)
TOTAL DISTRIBUTIONS                                        (.39)          (.33)          (.30)          (.32)          (.39)
NET ASSET VALUE, END OF YEAR                         $     6.80     $     7.67     $     7.45     $     6.92     $     6.37
TOTAL RETURN(c)                                           (6.34)%         7.58%         12.22%         14.04%          1.28%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
   reductions and expenses assumed                         1.95%          2.04%          1.99%          2.06%          1.88%
  Expenses, excluding expense
    reductions and expenses assumed                        2.03%          2.04%          1.99%          2.06%          1.92%
  Net investment income                                    1.71%          1.69%          1.79%          2.42%          3.20%

                                                                                 YEAR ENDED 12/31
                                                     ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                        $    4,636     $    5,291     $    3,719     $    2,842     $    1,519
PORTFOLIO TURNOVER RATE                                  194.12%        260.11%        239.18%        216.16%        393.95%

                                                              GLOBAL INCOME FUND

                                                                                 CLASS C SHARES
                                                     ----------------------------------------------------------------------
                                                                                 YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                         2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                   $     7.67     $     7.45     $     6.92     $     6.37     $     6.66
INVESTMENT OPERATIONS:
  Net investment income(b)                                  .12            .12(e)         .13            .17            .21(e)
  Net realized andunrealized gain (loss)                   (.59)           .43            .70            .71           (.11)
TOTAL FROM INVESTMENT OPERATIONS                           (.47)           .55            .83            .88            .10
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (.39)          (.33)          (.30)          (.23)          (.36)
  Paid-in capital                                            --             --             --           (.10)          (.03)
TOTAL DISTRIBUTIONS                                        (.39)          (.33)          (.30)          (.33)          (.39)
NET ASSET VALUE, END OF YEAR                         $     6.81     $     7.67     $     7.45     $     6.92     $     6.37
TOTAL RETURN(c)                                           (6.20)%         7.59%         12.29%         14.19%          1.34%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
  reductions and expenses assumed                          1.95%          2.04%          1.99%          1.94%          1.84%
  Expenses, excluding expense
    reductions and expenses assumed                        2.02%          2.04%          1.99%          1.94%          1.88%
  Net investment income                                    1.70%          1.69%          1.79%          2.56%          3.23%

                                                                           YEAR ENDED 12/31
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                        $    7,004     $    6,235     $    5,212     $    2,989     $    2,152
PORTFOLIO TURNOVER RATE                                  194.12%        260.11%        239.18%        216.16%        393.95%

                                                              GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                                 CLASS C SHARES
                                                     ----------------------------------------------------------------------
                                                                                 YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                         2005           2004           2003           2002           2001
NET ASSET VALUE, BEGINNING OF YEAR                   $     7.59     $     7.39     $     6.87     $     6.32     $     6.62
INVESTMENT OPERATIONS:
  Net investment income(b)                                  .16            .16(e)         .17            .20            .24(e)
  Net realized and unrealized gain (loss)                  (.58)           .36            .69            .71           (.11)
TOTAL FROM INVESTMENT OPERATIONS                           (.42)           .52            .86            .91            .13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (.40)          (.32)          (.34)          (.25)          (.40)
  Paid-in capital                                            --             --             --           (.11)          (.03)
TOTAL DISTRIBUTIONS                                        (.40)          (.32)          (.34)          (.36)          (.43)
NET ASSET VALUE, END OF YEAR                         $     6.77     $     7.59     $     7.39     $     6.87     $     6.32
TOTAL RETURN(c)                                           (5.60)%         7.34%         12.78%         14.82%          1.84%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions and expenses assumed                        1.38%          1.49%          1.44%          1.51%          1.33%(d)
  Expenses, excluding expense
    reductions and expenses assumed                        1.39%          1.49%          1.44%          1.51%          1.37%(d)
  Net investment income                                    2.20%          2.24%          2.34%          2.96%          3.69%(d)

                                                                           YEAR ENDED 12/31
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
NET ASSETS, END OF YEAR (000)                        $        2     $        2     $    1,904     $    1,082     $      526
PORTFOLIO TURNOVER RATE                                  194.12%        260.11%        239.18%        216.16%        393.95%



(b)  Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Interest expense is less than $.01.

TO OBTAIN INFORMATION:               ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder          More information on each Fund is
account inquiries call the Funds       available free upon request, including
at: 800-821-5129. For literature       the following:
requests call the Funds at:
800-874-3733.
                                       ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to each Fund at: The    The Funds' Annual and Semiannual Reports
Lord Abbett Family of Funds 90         contain more information about each
Hudson Street Jersey City, NJ          Fund's investments and perfomance. The
07302-3973                             Annual Report also includes details about
                                       the market conditions and investment
VIA THE INTERNET.                      strategies that had a significant effect
LORD, ABBETT & CO. LLC                 on each Fund's performance during the
www.LordAbbett.com                     last fiscal year. The Reports are
                                       available, free of charge, at
Text only versions of Fund             www.LordAbbett.com and through other
documents can be viewed online or      means as indicated on the left.
downloaded from the SEC:
www.sec.gov.
                                       STATEMENT OF ADDITIONAL INFORMATION
                                       ("SAI")
You can also obtain copies by
visiting the SEC's Public Reference    Provides more details about the Funds and
Room in Washington, DC (phone          their policies. A current SAI is on file
202-942-8090) or by sending your       with the Securities and Exchange
request and a duplicating fee to       Commission ("SEC") and is incorporated by
the SEC's Public Reference Section,    reference (is legally considered part of
Washington, DC 20549-0102 or by        this prospectus). Although the SAI is not
sending your request electronically    available at www.LordAbbett.com, the SAI
to publicinfo@sec.gov.                 is available through other means,
                                       generally without charge, as indicated on
                                       the left.

[LORD ABBETT LOGO]

  Lord Abbett Mutual Fund shares
      are distributed by:

    LORD ABBETT DISTRIBUTOR LLC        Lord Abbett Global Fund, Inc.
          90 Hudson Street                 Equity Series                  LAGF-1
 Jersey City, New Jersey 07302-3973        Income Series                  (5/06)

                                       SEC FILE NUMBER: 811-5476

[LORD ABBETT LOGO]

LORD ABBETT
  GLOBAL EQUITY FUND
  GLOBAL INCOME FUND


                                                            MAY 1,
                                                             2006


                                                                  PROSPECTUS
                                                                  CLASS Y SHARES


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS Y SHARES OF THE GLOBAL EQUITY FUND AND GLOBAL INCOME FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                             PAGE
                   THE FUNDS

    Information about   Global Equity Fund                     2
  the goal, principal   Global Income Fund                     8
strategy, main risks,   Additional Investment Information      15
   performance, fees,   Management                             22
         and expenses

                  YOUR INVESTMENT

      Information for   Purchases                              25
             managing   Redemptions                            34
            your Fund   Distributions and Taxes                36
              account   Services for Fund Investors            37

             FINANCIAL INFORMATION

 Financial Highlights   Global Equity Fund                     42
                        Global Income Fund                     43

            ADDITIONAL INFORMATION

    How to learn more   Back Cover
  about the Funds and
    other Lord Abbett
                Funds

                                                              GLOBAL EQUITY FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily invests in the equity securities of large domestic and foreign companies that we believe to be in sound financial condition. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. We consider large domestic companies to be those companies with market capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell 1000(R) Index, a widely used benchmark for the large-cap domestic stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000(R) Index was $890 million to $368.2 billion. This range varies daily. A large foreign company is a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index"), a widely used benchmark for international stock performance. As of June 1, 2005, the market capitalization range of the MSCI EAFE(R) Index was $71 million to $208.9 billion. This range varies daily.


     Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities at the time of purchase. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Equity securities may include common stocks, preferred stocks, convertible securities, warrants,

[SIDENOTE]

================================================================================
WE OR THE FUND OR GLOBAL EQUITY FUND refers to Equity Series, a series of Lord Abbett Global Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                              GLOBAL EQUITY FUND

     and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     In selecting investments for the Fund:

     - we perform a fundamental analysis of companies in an attempt to determine the relative economic value of their businesses and support an assessment of the inherent investment risks

     - we focus on companies demonstrating successful strategic business plan selection, strategy and execution, reflecting strong management leadership

     - we use various quantitative models and screening tools to provide support for the construction of the portfolio

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. If the Fund's assessment of a company's value or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Foreign securities in which the Fund invests generally pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign

                                                              GLOBAL EQUITY FUND

     countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                              GLOBAL EQUITY FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2005    +8.6%

BEST QUARTER 3rd Q '05     +6.3%
WORST QUARTER 1st Q '05    -1.6%

================================================================================

                                                              GLOBAL EQUITY FUND


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                           LIFE OF
SHARE CLASS                                                 1 YEAR         FUND(1)
-----------                                                 ------         -------
Class Y Shares
 Return Before Taxes                                         8.64%          17.39%
 Return After Taxes on Distributions                         7.43%          16.30%
 Return After Taxes on Distributions
  and Sales of Fund Shares                                   5.97%          14.33%
MSCI World Index
 ("With Gross Dividends")(2)                                10.02%          18.57%
 (reflects no deductions for
 fees, expenses, or taxes)
MSCI World Index
 ("With Net Dividends")(2)(3)                                9.49%          18.01%
 (reflects no deductions for
 fees or expenses, but reflects
 deduction of withholding taxes)



(1)  The date of inception for the Class Y is 10/19/2004.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) The MSCI World Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI World Index.

                                                              GLOBAL EQUITY FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                                   CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                          none
Maximum Deferred Sales Charge                                                        none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                                  0.75%
Other Expenses                                                                       0.83%
Total Operating Expenses                                                             1.58%
Expense Reimbursement(1)                                                            (0.33)%
Net Expenses(1)                                                                      1.25%



(1) For the fiscal year ending December 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 1.25% of average daily net assets for Class Y shares.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS         1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class Y Shares      $  127    $   467    $   829    $  1,850

Your expenses would be the same if you did not redeem your shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                              GLOBAL INCOME FUND

GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. Capital appreciation is a secondary consideration.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in high-quality and INVESTMENT GRADE DEBT SECURITIES of domestic and foreign companies. Under normal circumstances, the Fund invests at least 65% of its assets in high-quality debt securities. The Fund may invest up to 15% of its assets in HIGH-YIELD DEBT SECURITIES, sometimes called "lower-rated bonds" or "junk bonds." The weighted average life of the Fund's portfolio normally will vary based on our perception of the relationship between the return potential and the maturities of the Fund's holdings, among other factors.

     The types of debt securities in which the Fund may invest include:

     - securities issued or guaranteed by governments (including the United States), their political subdivisions, authorities, agencies or instrumentalities, including mortgage-related securities

     - securities issued by foreign government related entities

     - securities of supranational organizations such as the World Bank

     - securities of foreign and domestic corporations

     Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. The Fund will select which countries and the currency denomination of the securities it will invest in based on its perception of the best opportunities for an attractive return consistent with its objective. Our choices will be based on analysis of fixed income market returns and expected currency exchange rate movements.

[SIDENOTE]

================================================================================
WE OR THE FUND OR GLOBAL INCOME FUND refers to Income Series, a series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

                                                              GLOBAL INCOME FUND

     The Fund may hold foreign currencies to meet settlement requirements relating to the purchase of foreign securities. The Fund also may effect currency exchange transactions, including agreements to exchange one currency for another at a future date, known as forward foreign currency contracts. The Fund may use these transactions to try to protect against uncertainties in the levels of future exchange rates between particular foreign currencies and the U.S. dollar or between foreign currencies in which portfolio securities are or may be denominated. The Fund also may use these transactions as an efficient way to gain exposure to short-term interest rates in a particular country instead of investing in securities denominated in the country's currency.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline.

     High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater fluctuations.

                                                              GLOBAL INCOME FUND

     Foreign securities in which the Fund invests generally pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable. With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that these transactions will be successful. They may lower the Fund's return or result in significant losses.

     The mortgage- and other asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although

                                                              GLOBAL INCOME FUND

     mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                              GLOBAL INCOME FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2005        -5.3%

BEST QUARTER 2nd Q '05       -0.6%
WORST QUARTER 1st Q '05      -2.5%

================================================================================

                                                              GLOBAL INCOME FUND


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                            LIFE OF
SHARE CLASS                                                1 YEAR           FUND(1)
-----------                                                ------           -------
Class Y Shares
 Return Before Taxes                                       -5.28%            0.17%
 Return After Taxes on Distributions                       -7.40%           -2.24%
 Return After Taxes on Distributions
  and Sale of Fund Shares                                  -3.42%           -1.19%
Lehman Brothers Global
 Aggregate Bond Index(2)                                   -4.50%           -0.43%(3)
 (reflects no deductions for
 fees, expenses, or taxes)



(1)  The date of inception for the Class Y is 10/19/2004.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 10/31/2004 to 12/31/2005 to correspond with the period shown.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and Return After Taxes on Distributions for the same period if there was a tax loss realized on sales of Fund shares. The benefit of the tax loss (to the extent that it can be used to offset other gains) may result in a higher return.

                                                              GLOBAL INCOME FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                              CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                     none
Maximum Deferred Sales Charge                                                   none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                             0.50%
Other Expenses                                                                  0.53%
Total Operating Expenses                                                        1.03%
Expense Reimbursement(2)                                                       (0.08)%
Net Expenses(2)                                                                 0.95%



(1) For the fiscal year ending December 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class Y shares.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class Y Shares   $   97    $   320    $   561    $  1,252



Your expenses would be the same if you did not redeem your shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Global Equity Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     DIVERSIFICATION. The Global Equity Fund is a diversified mutual fund. A diversified mutual fund, with respect to 75% of total assets, will normally not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. The Global Income Fund is a nondiversified mutual fund. This means that the Global Income Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of the Global Income Fund's investments may be more affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be.

     EMERGING COUNTRIES. Each Fund may invest in emerging country securities. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. Each Fund may use currency forwards and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Funds to lock in a specified exchange rate for a period of time. They may also be used to increase a Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S.

     dollar or to shift a Fund's exposure to foreign currency fluctuations from one country to another. If price movements are favorable to U.S. investors such transactions may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The Funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the Funds from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements, and a Fund's return could be reduced as a result.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


     LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Global Income Fund may invest in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets; an unexpected change in the rate of principal payments may cause these securities to perform poorly.


     PORTFOLIO TURNOVER RATE. The Funds may engage in active and frequent trading of their portfolio securities to achieve its principal investment strategies and may be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended December 31, 2005, the portfolio turnover rates were 97.65% for the Global Equity Fund and 194.12% for the Global Income Fund. This rate varies from year to year. High turnover increases transaction costs, may increase taxable capital gains and may adversely impact performance.

     SUPRANATIONAL ORGANIZATIONS. These are entities designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank.

     SWAP AND SIMILAR TRANSACTIONS. The Global Income Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Global Income

     Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

     In an interest rate swap, the Global Income Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Global Income Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

     In a credit swap, the Global Income Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Global Income Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Global Income Fund may agree to provide such credit protection in exchange for receiving the premium payments.

     The Global Income Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

     The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Global Income Fund may be less favorable than it would have been if the Global Income Fund had not entered into them.

     Because these arrangements are bi-lateral agreements between Global Income Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Global Income Fund. However, the Global Income Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Global Income Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Global Income Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Global Income Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

     It is not currently expected that these transactions will be a principal strategy of the Global Income Fund.


     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. Each Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. Each Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets.

     Prior to January 1, 2006, the management fees payable to Lord Abbett were at a flat annual rate of .75 of 1% for the Global Equity Fund and a flat annual rate of .50 of 1% for the Global Income Fund.

     Effective January 1, 2006, the management fee for the Global Equity Fund is calculated daily and payable monthly at the following rates:

        .75 of 1% on the first $1 billion of average daily net assets;

        .70 of 1% on the next $1 billion; and

        .65 of 1% over $2 billion.

     Effective January 1, 2006, the management fee for the Global Income Fund is calculated daily and payable monthly at the following rates:

        .50 of 1% on the first $1 billion of average daily net assets; and

        .45 of 1% over $1 billion.

     For the fiscal year ended December 31, 2005, the management fees paid to Lord Abbett were at an effective rate of .75 of 1% for the Global Equity Fund and .50 of 1% for the Global Income Fund, of each Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval is available in each Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     GLOBAL EQUITY FUND. Daniel H. Frascarelli and Harold E. Sharon head the investment management team and are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Frascarelli, Partner and Director of Large-Cap Core Equity, joined Lord Abbett in 1990. He is a holder of a Chartered Financial Analyst designation and has been in the investment industry since 1983. Mr. Sharon, Director of International Core Equity, joined Lord Abbett in 2003. From 2001 to 2003, he worked as a consultant for various financial venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management.

     GLOBAL INCOME FUND. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team. Mr. Gerber joined Lord Abbett in 1997. The other senior member of the team is Jerald M. Lanzotti, Partner and Investment Manager. Mr. Lanzotti has been with Lord Abbett since 1996. Mr. Gerber and Mr. Lanzotti are jointly and primarily responsible for the day-to-day management of the Fund.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of a Fund's shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Funds value their foreign portfolio holdings, significant events, including broad market moves may occur in the interim potentially affecting the values of foreign securities held by the Funds. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of a Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent that a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by a Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before a Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). Each Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, each Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     Each Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. A Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
     such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with each Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of each Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Funds to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Funds reserve the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Funds prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 888-666-0022, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Funds' name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Funds before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. A Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation -

   ABC Corporation
   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

DISTRIBUTIONS AND TAXES


     The Global Equity Fund expects to pay its shareholders dividends from its net investment income semiannually, while the Global Income Fund declares such income dividends daily and expects to pay them to its shareholders monthly. Each Fund distributes any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash.


     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.


     If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of a Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and a Fund may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;


[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett

     Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.1% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide a Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of a Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute a Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in

     Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

                                                              GLOBAL EQUITY FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                 CLASS Y SHARES
                                                                         -------------------------------
                                                                                           10/19/2004(a)
                                                                           YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                                            12/31/2005       12/31/2004
NET ASSET VALUE, BEGINNING OF PERIOD                                     $       11.76     $       10.54
INVESTMENT OPERATIONS
 Net investment income(b)                                                          .09                --(e)
 Net realized and unrealized gain                                                  .92              1.22
TOTAL FROM INVESTMENT OPERATIONS                                                  1.01              1.22
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                            (.09)               --
 Net realized gain                                                                (.43)               --
TOTAL DISTRIBUTIONS                                                               (.52)               --
NET ASSET VALUE, END OF PERIOD                                           $       12.25     $       11.76
TOTAL RETURN(c)                                                                   8.64%            11.57%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions and expenses assumed                      1.25%              .33%(d)
 Expenses, excluding expense reductions and expenses assumed                      1.58%              .33%(d)
 Net investment income                                                             .77%              .02%(d)


================================================================================


                                                                                           10/19/2004(a)
                                                                           YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                         12/31/2005       12/31/2004
NET ASSETS, END OF PERIOD (000)                                          $         478     $         460
PORTFOLIO TURNOVER RATE                                                          97.65%           170.93%



(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01.

                                                              GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                 CLASS Y SHARES
                                                                         -------------------------------
                                                                                           10/19/2004(a)
                                                                           YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                                            12/31/2005       12/31/2004
NET ASSET VALUE, BEGINNING OF PERIOD                                     $        7.66     $        7.38
INVESTMENT OPERATIONS
 Net investment income(b)                                                          .20               .04(e)
 Net realized and unrealized gain (loss)                                          (.60)              .37
TOTAL FROM INVESTMENT OPERATIONS                                                  (.40)              .41
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                            (.46)             (.13)
TOTAL DISTRIBUTIONS                                                               (.46)             (.13)
NET ASSET VALUE, END OF PERIOD                                           $        6.80     $        7.66
TOTAL RETURN(c)                                                                  (5.28)%            5.79%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions and expenses assumed                       .95%              .21%(d)
 Expenses, excluding expense reductions and expenses assumed                      1.03%              .21%(d)
 Net investment income                                                            2.71%              .57%(d)


================================================================================


                                                                                           10/19/2004(a)
                                                                           YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                         12/31/2005       12/31/2004
NET ASSETS, END OF PERIOD (000)                                          $         564     $         577
PORTFOLIO TURNOVER RATE                                                         194.12%           260.11%



(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Interest expense is less than $.01.

TO OBTAIN INFORMATION:                ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder            More information on each Fund is available free upon
account inquiries call the Funds         request, including the following:
at: 800-821-5129. For literature
requests call the Funds at:              ANNUAL/SEMIANNUAL REPORT
800-874-3733.
                                         The Funds' Annual and Semiannual Reports contain more
BY MAIL. Write to each Fund at:          information about each Fund's investments and perfomance.
The Lord Abbett Family of Funds 90       The Annual Report also includes details about the market
Hudson Street Jersey City, NJ            conditions and investment strategies that had a significant
07302-3973                               effect on each Fund's performance during the last fiscal
                                         year. The Reports are available, free of charge, at
VIA THE INTERNET.                        www.LordAbbett.com and through other means as indicated on
LORD, ABBETT & CO. LLC                   the left.
www.LordAbbett.com
                                         STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Text only versions of Fund
documents can be viewed online or        Provides more details about the Funds and their policies. A
downloaded from the SEC:                 current SAI is on file with the Securities and Exchange
www.sec.gov.                             Commission ("SEC") and is incorporated by reference (is
                                         legally considered part of this prospectus). Although the
You can also obtain copies by            SAI is not available at www.LordAbbett.com, the SAI is
visiting the SEC's Public                available through other means, generally without charge, as
Reference Room in Washington, DC         indicated on the left.
(phone 202-942-8090) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, Washington, DC 20549-0102
or by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


  Lord Abbett Mutual Fund shares             Lord Abbett Global Fund, Inc.
        are distributed by:                    Equity Series                                LAGF-Y-1
    LORD ABBETT DISTRIBUTOR LLC                Income Series                                (5/06)
         90 Hudson Street
Jersey City, New Jersey 07302-3973
                                         SEC FILE NUMBER: 811-5476

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2006


                          LORD ABBETT GLOBAL FUND, INC.
                               GLOBAL EQUITY FUND
                               GLOBAL INCOME FUND
                          (CLASS A, B, C, AND P SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for Equity Series ("Global Equity Fund") and Income Series ("Global Income Fund") (each individually a "Fund" or, collectively, the "Funds"), dated May 1, 2006.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.


      TABLE OF CONTENTS                                                     PAGE

1.    Fund History                                                             2
2.    Investment Policies                                                      2
3.    Management of the Funds                                                 17
4.    Control Persons and Principal Holders of Securities                     22
5.    Investment Advisory and Other Services                                  23
6.    Brokerage Allocations and Other Practices                               27
7.    Classes of Shares                                                       29
8.    Purchases, Redemptions, Pricing, and Payments to Dealers                35
9.    Taxation of the Funds                                                   39
10.   Underwriter                                                             41
11.   Performance                                                             42
12.   Financial Statements                                                    44
      Appendix A - Fund Portfolio Information Recipients                      45
      Appendix B - Proxy Voting Policies and Procedures                       51
      Appendix C - Corporate Bond Ratings                                     55

                                       1.
                                  FUND HISTORY

Lord Abbett Global Fund, Inc. (the "Company") was incorporated in Maryland on February 23, 1988. The Company has 1,000,000,000 shares of authorized capital stock $.001 par value. The Company has two series, both of which are offered by this SAI: Global Equity Fund and Global Income Fund. The Global Equity Fund is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"), and the Global Income Fund is a non-diversified open-end investment management company registered under the Act. The Global Equity Fund and the Global Income Fund each have five classes of shares: Classes A, B, C, P, and Y. Class P shares of the Global Equity Fund are neither offered to the general public nor available in all states. Only the Fund's Class A, B, C, and P shares are offered in this SAI. The Fund's Class Y shares are described in a separate statement of additional information.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities);

     (7) issue senior securities to the extent such issuance would violate applicable law; or

     (8) (Global Equity Fund only) with respect to 75% of its total assets, buy securities of one issuer representing more than (i) 5% of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or (ii) 10% of the voting securities of such issuer.

Compliance with these investment restrictions will be determined at the time of purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the "Board") without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in the securities of other investment companies except as permitted by applicable law;

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Fund's total assets (included within such limitation, but not to exceed 2% of such Fund's total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Company's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than the Company's shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal year ended December 31, 2005, the portfolio turnover rate for the Global Equity Fund was 97.65% versus 170.93% for the prior fiscal year, and the portfolio turnover rate for the Global Income Fund was 194.12% versus 260.11% for the prior fiscal year.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.


DEBT SECURITIES. To the extent consistent with its investment objective and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered "investment grade" if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.


DEPOSITARY RECEIPTS. To the extent consistent with its investment objective and policies, each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks. For purposes of the Funds' investment policies, ADRs are treated as foreign securities.




EQUITY SECURITIES. Each Fund may invest in equity securities. These include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN CURRENCY OPTIONS. Each Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each Fund engages in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Each Fund may invest in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a

          Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in futures and options on futures transactions in accordance with their investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

          STOCK INDEX FUTURES. The Global Equity Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e, the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Funds have not entered into any futures contracts and have no present intent to do so.

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. To the extent consistent with their investment objectives and policies, each Fund may invest in high-yield debt securities. High-yield debt securities (also referred to as "lower rated debt securities" or "junk bonds") are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -    tend to be less sensitive to interest rate changes; and

     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of any Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

Each Fund may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

REITS. Global Equity Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national and international securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national or international securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Global Income Fund may invest a significant portion of its assets in mortgage-related securities and also may invest in and other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

MORTGAGE DOLLAR ROLLS. The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.


TO BE ANNOUNCED "TBA" SALE COMMITMENTS. The Fund may enter into TBA sale commitments to sell mortgage backed securities that the Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund's valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.


STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

OTHER ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

MUNICIPAL BONDS. The Global Income Fund may invest up to 5% of its net assets in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal bonds generally are divided into two types: (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Any income attributable to a Fund's municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund's investments in municipal bonds will vary in response to changes in interest rates and other market factors. As interest rates rise, these investments typically will lose value. Additional risks that could reduce a Fund's performance or increase volatility include: (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline;
(2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund's underperformance relative to similar funds or losses to the Fund.

OVER-THE-COUNTER OPTIONS. The Global Equity Fund may enter into over-the-counter options contracts ("OTC options"). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, the Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PREFERRED STOCK, WARRANTS, AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.


By lending portfolio securities, each Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

STRUCTURED SECURITIES. Each Fund may invest up to 5% of its net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. A Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. A Fund that invests in structured securities could lose more than the principal amount invested.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.





SWAP AND SIMILAR TRANSACTIONS. The Global Income Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices. A Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Funds may also be required to pay an amount equal to that decline in value to their counterparty. A Fund may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund may also purchase and write (sell) options contracts on swaps, commonly known as "swaptions." A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

The Global Income Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.

Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or loses to a Fund. A Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Global Income Fund.


TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

     -    U.S. Government Securities.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     -    Repurchase agreements.

     -    Comparable Foreign Fixed Income Securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.


Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC, the provider of financing for the distribution of the Funds' Class B shares, which authorized to engage in certain hedging transactions (including the purchase and/or sale of exchange-traded-funds but not including any other Fund holding-specific investment transactions) as a way of managing its business exposure to the value of the Funds' portfolios securities. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.


Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUNDS


The Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Fund's Annual Report to Shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Funds' organizational documents.


Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED DIRECTOR


The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                          CURRENT POSITION
   NAME, ADDRESS AND      LENGTH OF SERVICE        PRINCIPAL OCCUPATION
    YEAR OF BIRTH           WITH COMPANY           DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS
----------------------   -------------------   ------------------------------   ----------------------
ROBERT S. DOW            Director since        Managing Partner and Chief       N/A
Lord, Abbett & Co. LLC   1995; Chairman        Executive Officer of Lord
90 Hudson Street         since 1996            Abbett since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT DIRECTORS


The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                          CURRENT POSITION
  NAME, ADDRESS AND       LENGTH OF SERVICE         PRINCIPAL OCCUPATION
    YEAR OF BIRTH           WITH COMPANY           DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS
----------------------   -------------------   ------------------------------   ----------------------
E. THAYER BIGELOW        Director since 1994   Managing General Partner,        Currently serves as
Lord, Abbett & Co. LLC                         Bigelow Media, LLC (since        director of Adelphia
c/o Legal Dept.                                2000); Senior Adviser, Time      Communications, Inc.,
90 Hudson Street                               Warner Inc. (1998 - 2000);       Crane Co., and Huttig
Jersey City, NJ 07302                          Acting Chief Executive Officer   Building Products Inc.
(1941)                                         of Courtroom Television
                                               Network (1997 - 1998);
                                               President and Chief Executive
                                               Officer of Time Warner Cable
                                               Programming, Inc. (1991 -
                                               1997).

WILLIAM H.T. BUSH        Director since 1998   Co-founder and Chairman of the   Currently serves as
Lord, Abbett & Co. LLC                         Board of the financial           director of WellPoint,
c/o Legal Dept.                                advisory firm of                 Inc. (since 2002), and
90 Hudson Street                               Bush-O'Donnell & Company         Engineered Support
Jersey City, NJ 07302                          (since 1986).                    Systems, Inc. (since
(1938)                                                                          2000).

ROBERT B. CALHOUN, JR.   Director since 1998   Managing Director of Monitor     Currently serves as
Lord, Abbett & Co. LLC                         Clipper Partners (since 1997)    director of Avondale,
c/o Legal Dept.                                and President of Clipper Asset   Inc. and Interstate
90 Hudson Street                               Management Corp. (since 1991),   Bakeries Corp.
Jersey City, NJ 07302                          both private equity investment
(1942)                                         funds.

JULIE A. HILL            Director since 2004   Owner and CEO of the Hillsdale   Currently serves as
Lord, Abbett & Co. LLC                         Companies, a business            director of WellPoint,
c/o Legal Dept.                                consulting firm (since 1998);    Inc.; Resources
90 Hudson Street                               Founder, President and Owner     Connection Inc.;
Jersey City, NJ 07302                          of the Hiram-Hill and            Holcim (US) Inc. (a
(1946)                                         Hillsdale Development            subsidiary of Holcim
                                               Companies (1998 - 2000).         Ltd.); and Lend Lease
                                                                                Corporation Limited.


                                       18


FRANKLIN W. HOBBS        Director since 2000   Former Chief Executive Officer   Currently serves as
Lord, Abbett & Co. LLC                         of Houlihan Lokey Howard &       director of Adolph
c/o Legal Dept.                                Zukin, an investment bank        Coors Company.
90 Hudson Street                               (January 2002 - April 2003);
Jersey City, NJ 07302                          Chairman of Warburg Dillon
(1947)                                         Read (1999 - 2001); Global
                                               Head of Corporate Finance of
                                               SBC Warburg Dillon Read (1997
                                               - 1999); Chief Executive
                                               Officer of Dillon, Read & Co.
                                               (1994 - 1997).

THOMAS J. NEFF           Director since 1988   Chairman of Spencer Stuart       Currently serves as
Lord, Abbett & Co. LLC                         (U.S.), an executive search      director of Ace, Ltd.
c/o Legal Dept.                                consulting firm (since 1996);    (since 1997) and
90 Hudson Street                               President of Spencer Stuart      Hewitt Associates,
Jersey City, NJ 07302                          (1979-1996).                     Inc.
(1937)

JAMES L.L. TULLIS        Director since 2006   CEO of Tullis-Dickerson and      Currently serves as
Lord, Abbett & Co. LLC                         Co. Inc, a venture capital       Director of Crane Co.
c/o Legal Dept.                                management firm (since 1990).    (since 1998), and
90 Hudson Street                                                                Viacell Inc. (since
Jersey City, NJ 07302                                                           2002).
(1947)


OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


       NAME AND               CURRENT POSITION        LENGTH OF SERVICE         PRINCIPAL OCCUPATION
    YEAR OF BIRTH               WITH COMPANY         OF CURRENT POSITION       DURING PAST FIVE YEARS
-----------------------   ------------------------   -------------------   ------------------------------------
ROBERT S. DOW             Chief Executive Officer    Elected in 1995       Managing Partner and Chief Executive
(1945)                    and President                                    Officer of Lord Abbett (since 1996).

DANIEL H. FRASCARELLI     Executive Vice President   Elected in 2005       Partner and Investment Manager,
(1954)                                                                     joined Lord Abbett in 1990.

ROBERT I. GERBER          Executive Vice President   Elected in 2001       Partner and Director of Taxable
(1954)                                                                     Fixed Income Management, joined Lord
                                                                           Abbett in 1997.

JERALD LANZOTTI           Executive Vice President   Elected in 1997       Partner and Fixed Income Investment
(1967)                                                                     Manager, joined Lord Abbett in 1996.

HAROLD E. SHARON          Executive Vice President   Elected in 2003       Investment Manager and Director,
(1960)                                                                     International Core Equity, joined
                                                                           Lord Abbett in 2003; formerly
                                                                           Financial Industry Consultant for
                                                                           venture capitalist (2001 - 2003);
                                                                           prior thereto Managing Director of
                                                                           Warburg Pincus Asset Management and
                                                                           Credit Suisse Asset Management.


                                       19


JAMES BERNAICHE           Chief Compliance Officer   Elected in 2004       Chief Compliance Officer, joined
(1956)                                                                     Lord Abbett in 2001; formerly Vice
                                                                           President and Chief Compliance
                                                                           Officer with Credit Suisse Asset
                                                                           Management.

JOAN A. BINSTOCK          Chief Financial Officer    Elected in 1999       Partner and Chief Operations
(1954)                    and Vice President                               Officer, joined Lord Abbett in 1999.

JOHN K. FORST             Vice President and         Elected in 2005       Deputy General Counsel, joined Lord
(1960)                    Assistant Secretary                              Abbett in 2004; prior thereto
                                                                           Managing Director and Associate
                                                                           General Counsel at New York Life
                                                                           Investment Management LLC
                                                                           (2002-2003); formerly Attorney at
                                                                           Dechert LLP (2000-2002).

LAWRENCE H. KAPLAN        Vice President and         Elected in 1997       Partner and General Counsel, joined
(1957)                    Secretary                                        Lord Abbett in 1997.

ROBERT G. MORRIS          Vice President             Elected in 1995       Partner and Chief Investment
(1944)                                                                     Officer, joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III   Vice President             Elected in 1996       Partner and Manager of Equity
(1959)                                                                     Trading, joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS      Vice President and         Elected in 2001       Assistant General Counsel, joined
(1957)                    Assistant Secretary                              Lord Abbett in 1999.

BERNARD J. GRZELAK        Treasurer                  Elected in 2003       Director of Fund Administration,
(1971)                                                                     joined Lord Abbett in 2003; formerly
                                                                           Vice President, Lazard Asset
                                                                           Management LLC (2000-2003); prior
                                                                           thereto Manager of Deloitte & Touche
                                                                           LLP.


COMMITTEES


The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent registered public accounting firm and considering violations of each Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met three times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, Neff, and Tullis. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Directors who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.





COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Company and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Company for independent Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



                                    (2)                             (3)
                           For Fiscal Year Ended     For Year Ended December 31, 2005
                             December 31, 2005        Total Compensation Paid by the
          (1)             Aggregate Compensation      Company and Thirteen Other Lord
   Name of Director      Accrued by the Company(1)    Lord Abbett-Sponsored Funds(2)
----------------------   -------------------------   --------------------------------
E. Thayer Bigelow                  $502                       $154,750
William H.T. Bush                  $489                       $157,750
Robert B. Calhoun, Jr.             $473                       $179,750
Julie A. Hill                      $480                       $157,750
Franklin W. Hobbs                  $414                       $157,750
C. Alan MacDonald*                 $527                       $166,125
Thomas J. Neff                     $396                       $150,750


----------


*Mr. MacDonald retired on March 31, 2006.

     1. Independent Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to their independent Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors $65, $101, $473, $195, $414, $65, and $396, respectively.

     2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Company and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                         Dollar Range of Equity Securities in the Funds            Aggregate Dollar
                         ----------------------------------------------   Range of Equity Securities in Lord
Name of Director             Global Equity Fund   Global Income Fund            Abbett-Sponsored Funds
----------------         ----------------------   ---------------------   ----------------------------------
Robert S. Dow                   Over $100,000        Over $100,000                  Over $100,000
E. Thayer Bigelow                $1-$10,000            $1-$10,000                   Over $100,000
William H. T. Bush               $1-$10,000            $1-$10,000                   Over $100,000
Robert B. Calhoun, Jr.           $1-$10,000            $1-$10,000                   Over $100,000
Julie A. Hill                    $1-$10,000            $1-$10,000                   Over $100,000
Franklin W. Hobbs                $1-$10,000            $1-$10,000                   Over $100,000
C. Alan MacDonald*               $1-$10,000         $10,001-$50,000                 Over $100,000
Thomas J. Neff                $50,001-$100,000      $10,001-$50,000                 Over $100,000


----------


*    Mr. MacDonald retired on March 31, 2006.


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 3, 2006, each Fund's officers and Directors, as a group, owned less than 1% of the outstanding shares of each class of the Funds. As of April 3, 2006, to the best of our knowledge, the following shareholders owned more than 5% of a particular class of a Fund's outstanding shares:

GLOBAL EQUITY FUND
Edward Jones & Co.              Class A   46.68%
201 Progress Pkwy               Class B   11.14%
Maryland Hts, MO 63043

MLPF&S                          Class B    5.02%
4800 Deer Lake Dr. FL 3
Jacksonville, FL 32246

GLOBAL INCOME FUND
Edward Jones & Co.              Class A   42.58%
201 Progress Pkwy               Class B    9.86%
Maryland Hts, MO 63043

Citigroup Global Markets Inc.   Class B   15.39%
333 West 34th St. 3rd Fl        Class C   21.05%
New York, NY 10001

MLPF&S                          Class B   15.10%
4800 Deer Lake Dr. FL 3         Class C   11.85%
Jacksonville, FL 32246          Class P   93.94%


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 1, 2005, to the best of our knowledge, the following record holders held 25% or more the Funds' outstanding shares:


Edward Jones & Co              Global Equity Fund   36.44%
201 Progress Pkwy              Global Income Fund   34.39%
Maryland Hts, Mo. 63043-3009


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment adviser. The following partners of Lord Abbett, are also officers of the Company: Joan A. Binstock, Daniel H. Frascarelli, Robert I. Gerber, Jerald Lanzotti, Lawrence H. Kaplan, Robert G. Morris, and A. Edward Oberhaus, III. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Jr., Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Robert
A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These management fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates for each Fund are as follows:

Prior to January 1, 2006, the management fee payable to Lord Abbett was a flat annual rate of .75 of 1% for the Global Equity Fund and a flat annual rate of ..50 of 1% for the Global Income Fund. Effective January 1, 2006, the management fee for the Global Equity Fund is calculated daily and payable monthly at the following rates:

     .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
     .65 of 1% over $2 billion.

Effective January 1, 2006, the management fee for the Global Income Fund is calculated daily and payable monthly at the following rates:

     .50 of 1% on the first $1 billion of average daily net assets; .45 of 1% over $1 billion.

For the fiscal years ended December 31, 2005, 2004, and 2003 the management fees for the Global Equity Fund and the Global Income Fund were as follows:



                       2005       2004       2003
                     --------   --------   --------
Global Equity Fund   $585,413   $495,600   $367,444
Global Income Fund   $340,861   $328,232   $323,180


Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of each Fund.


For the fiscal year ending December 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of each Fund's expenses so that the Global Equity Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 1.60% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class B and C shares, and 1.70% of average daily net assets for Class P shares and the Global Income Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 1.30% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B and C shares, and 1.40% of average daily net assets for Class P shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.


Daniel H. Frascarelli and Harold E. Sharon head the investment management team of the Global Equity Fund and are primarily and jointly responsible for the day-to-day management of the Fund.


Robert I. Gerber heads the team of the Global Income Fund. The other senior member is Jerald M. Lanzotti. Messrs. Gerber and Lanzotti are primarily and jointly responsible for the day-to-day management of the Fund.


The following table indicates for each Fund as of December 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)


                                               OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                             -----------------------------------------------------------
                                                                     OTHER POOLED
                                             REGISTERED INVESTMENT    INVESTMENT
FUND                 NAME                           COMPANIES          VEHICLES        OTHER ACCOUNTS
------------------   ---------------------   ---------------------   ------------   --------------------
Global Equity Fund   Daniel H. Frascarelli   4 / $881.3              0 / $0         0 /$0
                     Harold E. Sharon        8 / $1,615.8            0 / $0         2 / $0.6
Global Income Fund   Robert I. Gerber        11 / $2,916.8           0 / $0         14,732 /$5,125.2
                     Jerald M. Lanzotti      1 / $8.1                0 / $0         0 / $0



* Included in the number of accounts and total assets is 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Funds. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.


COMPENSATION OF INVESTMENT MANAGERS


Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS


The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of December 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                                DOLLAR RANGE OF SHARES IN THE FUND
                                             --------------------------------------------------------------------------
                                                      $1-     $10,001-   $50,001-   $100,001-    $500,001-      OVER
FUND                 NAME                    NONE   $10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
------------------   ---------------------   ----   -------   --------   --------   ---------   ----------   ----------
Global Equity Fund   Daniel H. Frascarelli                        X
                     Harold E. Sharon          X

Global Income Fund   Robert I. Gerber          X
                     Jerald M. Lanzotti                           X



The following table indicates the dollar range of shares of the Lord Abbett Family of Funds beneficially owned by each such investment manager, as of December 31, 2005.



                                                            DOLLAR RANGE OF SHARES IN LORD ABBETT FUNDS
                                             --------------------------------------------------------------------------
                                                      $1-     $10,001-   $50,001-   $100,001-    $500,001-      OVER
FUND                 NAME                    NONE   $10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
------------------   ---------------------   ----   -------   --------   --------   ---------   ----------   ----------
Other Lord Abbett    Daniel H. Frascarelli                                                          X
Funds                Harold E. Sharon                                                   X

                     Robert I. Gerber                                                               X
                     Jerald M. Lanzotti                                                 X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets. The Administrative Services Agreement was effective January 1, 2003.

The administrative service fees paid to Lord Abbett for each Fund are as follows:

FUND NAME              2005      2004     2003
------------------   -------   -------   ------
Global Equity Fund   $31,222   $26,432   $2,051
Global Income Fund   $27,269   $26,259   $2,249


PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT


State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.


TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in Funds' Annual Reports to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

FOR EQUITY INVESTMENTS IN THE FUNDS


It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds' brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available.

While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

FOR FIXED INCOME INVESTMENTS IN THE FUNDS

It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute the Funds' portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer. Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time. Lord Abbett may seek to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above. At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

TOTAL BROKERAGE COMMISSIONS PAID TO INDEPENDENT BROKER-DEALERS

During the fiscal years ended December 31, 2005, 2004, and 2003, the Global Equity Fund paid total commissions to independent broker-dealers of $280,653, $500,197, and $147,730, respectively. The Global Income Fund did not pay any commissions to independent broker-dealers for the past three fiscal years.


                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Funds outstanding and entitled to vote at the meeting. When any such meeting is held, the shareholders will elect directors.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Funds' Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Funds' Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in each Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended December 31, 2005, including payments Lord Abbett Distributor forwarded under the A Plan to dealers and other agents were:



Global Equity Fund   $218,214
Global Income Fund   $191,588



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the B Plan for the fiscal year ended December 31, 2005, including payments Lord Abbett Distributor forwarded to dealers and other agents under the B Plan were:



Global Equity Fund   $81,655
Global Income Fund   $52,564



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the C Plan for the fiscal year ended December 31, 2005, including payments Lord Abbett Distributor forwarded to dealers and other agents under the C Plan were:



Global Equity Fund   $79,925
Global Income Fund   $76,492



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the P Plan for the fiscal year ended December 31, 2005, including payments Lord Abbett Distributor forwarded to dealers and other agents under the P Plan were



Global Equity Fund   $  0
Global Income Fund   $10



Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("independent Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors, including a majority of the independent Directors. As long as the Plans are in effect, the selection or nomination of independent Directors is committed to the discretion of the independent Directors.

One Director, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plans. Mr. Neff, an independent Director of the Fund, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the twelve months ended October 31, 2005, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $320,000 from all of the Lord Abbett-sponsored Funds in the aggregate.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the independent Directors or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

      Anniversary of the Day on                  Contingent Deferred Sales Charge
Which the Purchase Order was Accepted   on Redemptions (As % of Amount Subject to Charge)
-------------------------------------   -------------------------------------------------
Before the 1st                                                 5.0%
On the 1st, before the 2nd                                     4.0%
On the 2nd, before the 3rd                                     3.0%
On the 3rd, before the 4th                                     3.0%
On the 4th, before the 5th                                     2.0%
On the 5th, before the 6th                                     1.0%
On or after the 6th anniversary                                None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund (if the purchase was made prior to November 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after November 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund, or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000 for Global Equity Fund and $100,000 for Global Income Fund), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000/$100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000/$100,000. If you plan to invest more than $50,000/$100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.


Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.


"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000/$100,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

     -    A.G. Edwards & Sons, Inc.

     - Allstate Life Insurance Company and Allstate Life Insurance Company of New York

     -    B.C. Ziegler and Company

     -    Bodell Overcash Anderson & Co., Inc.

     -    Business Men's Assurance Company of America, d/b/a RBC Insurance

     -    Cadaret, Grant & Co., Inc.

     -    Citigroup Global Markets, Inc.

     -    Edward D. Jones & Co., L.P.

     -    Family Investors Company

     - Hartford Life Insurance Company and Hartford Life & Annuity Insurance Company

     -    James I. Black & Co.

     -    Linsco/Private Ledger Corp.

     -    Mass Mutual Life Investors Services, Inc.

     -    McDonald Investments Inc.

     -    Merrill Lynch Life Insurance Company

     - Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

     -    MetLife Securities, Inc.

     -    Morgan Stanley DW, Inc.

     -    National Financial Partners

     - Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company

     -    Piper Jaffray & Co.

     -    Protective Life Insurance Company

     -    Prudential Investment Management Services LLC

     -    RBC Dain Rauscher

     -    Raymond James & Associates, Inc. and Raymond James Financial Services,
          Inc.

     - Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York

     -    The Travelers Insurance Company and The Travelers Life and Annuity
          Company

     -    UBS Financial Services Inc.

     -    Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


Thomas J. Neff, an independent Director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.


Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by a Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.


You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.


Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Company as follows:


                                  YEAR ENDED DECEMBER 31,
                              ------------------------------
                                2005       2004       2003
                              --------   --------   --------
Gross sales charge            $553,272   $424,277   $281,654
Amount allowed to dealers     $462,779   $356,385   $237,029
                              --------   --------   --------
Net commissions received by
   Lord Abbett Distributor    $ 90,493   $ 67,892   $ 44,625
                              ========   ========   ========



In addition, Lord Abbett Distributor, as the Company's principal underwriter, received the following compensation for the fiscal year ended December 31, 2005:



           Compensation     Brokerage Commissions
           on Redemption        in Connection           Other
          and Repurchase   with Fund Transactions   Compensation
          --------------   ----------------------   ------------
Class A         $0                   $0               $122,501
Class B         $0                   $0               $     97*
Class C         $0*                  $0               $    148*
Class P         $0                   $0               $      0


* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% in the case of the Global Equity Fund and 4.75% in the case of the Global Income Fund (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.


Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of December 31, 2005, for each Fund, per class, for one, five, and ten years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                1 Year   5 Years   10 Years   Life of Fund
                                ------   -------   --------   ------------
GLOBAL EQUITY FUND
Class A Shares
   Before Taxes                  1.96%    -1.45%     3.40%          --
Class A Shares After
   Taxes on Distributions        0.94%    -1.70%     2.19%          --
Class A Shares After Taxes on
   Distributions and Sales of
   Fund Shares                   1.61%    -1.34%     2.24%          --
Class B Shares                   3.52%    -1.10%       --         3.21%      (8/1/1996)
Class C Shares                   7.61%    -0.94%       --         3.23%      (8/1/1996)

                                1 Year   5 Years   10 Years   Life of Fund
                                ------   -------   --------   ------------
GLOBAL INCOME FUND
   Class A Shares
   Before Taxes                 -10.07%   5.17%      3.61%          --
Class A Shares After
   Taxes on Distributions       -11.98%   3.06%      1.13%          --
Class A Shares After Taxes on
   Distributions and Sales of
   Fund Shares                   -6.53%   3.14%      1.49%          --
Class B Shares                   -9.89%   5.32%        --         3.68%      (8/1/1996)
Class C Shares                   -6.20%   5.57%        --         3.87%      (7/15/1996)
Class P Shares                   -5.60%   5.97%        --         3.39%      (3/4/1999)



Yield quotations for each class of a fixed-income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 2005, the yields for the Class A, Class B, Class C, and Class P shares of the Global Income Fund were 2.41%, 1.75%, 1.75%, and 2.06%, respectively.


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Global Fund, Inc.'s 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
ABN-AMRO Asset Management                                                       Monthly
ACS HR Solutions                                                                Monthly
(Formerly Mellon Employee Benefit Solutions)
ADP Retirement Services                                                         Monthly
AG Edwards                                                                      Monthly
AIG SunAmerica                                                                  Monthly
Allstate Life Insurance Company                                                 Monthly
Alpha Investment Consulting Group LLC                                           Monthly
Ameriprise                                                                      Monthly
(Formerly American Express Retirement Services)
American United Life Insurance Company                                          Monthly
AMG                                                                             Monthly
Amivest Capital Management                                                      Monthly
Amvescap Retirement                                                             Monthly
AON Consulting                                                                  Monthly
Arnerich Massena & Associates, Inc.                     Monthly                 Monthly
Asset Performance Partners                                                      Monthly
Asset Strategies Portfolio Services, Inc.                                       Monthly
AXA Financial Services                                                          Monthly
Bank of America Corporation                                                     Monthly
Bank of New York                                                                Monthly
Bank of Oklahoma                                                                Monthly
Bank One                                                                        Monthly
B.C. Ziegler                                                                    Monthly
Becker, Burke Associates                                Monthly                 Monthly
Bell GlobeMedia Publishing Co.                          Monthly
Bellwether Consulting                                                           Monthly
Berthel Schutter                                        Monthly                 Monthly
BilkeyKatz Investment Consultants                       Monthly
Brown Brothers Harriman                                                         Monthly
Buck Consultants, Inc.                                                          Monthly
Callan Associates Inc.                                  Monthly                 Monthly
Cambridge Associates LLC                                                        Monthly
Cambridge Financial Services                                                    Monthly
Ceridian                                                                        Monthly
Charles Schwab & Co                                                             Monthly
Chicago Trust Company                                                           Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
CIBC Oppenheimer                                                                Monthly
CitiStreet Retirement Services                                                  Monthly
Clark Consulting                                                                Monthly
Columbia Funds                                                                  Monthly
Columbia Management Group                                                       Monthly
Columbia Trust Company                                                          Monthly
Concord Advisory Group Ltd.                             Monthly                 Monthly
Consulting Services Group, LP                                                   Monthly
Copic Financial                                                                 Monthly
CPI Qualified Plan Consultants                                                  Monthly
CRA RogersCasey                                         Monthly                 Monthly
Curcio Webb                                             Monthly                 Monthly
D.A. Davidson                                                                   Monthly
Dahab Assoc.                                                                    Monthly
Daily Access                                                                    Monthly
Defined Contribution Advisors, Inc.                                             Monthly
Delaware Investment Advisors                                                    Monthly
Deloitte & Touche LLP                                Semi-Annually
DeMarche Associates, Inc.                                                       Monthly
DiMeo Schneider & Associates                                                    Monthly
Disabato Associates, Inc.                                                       Monthly
Diversified Investment Advisors, Inc.                                           Monthly
Dover Consulting                                                                Monthly
EAI                                                                             Monthly
Edward Jones                                                                    Monthly
Ennis, Knupp & Associates                                                       Monthly
Federated Investors                                                             Monthly
Fidelity Investment                                                             Monthly
Fidelity Investments                                                            Monthly
Fifth Third Bank                                                                Monthly
First Mercantile Trust Co.                                                      Monthly
FleetBoston Financial Corp.                                                     Monthly
Franklin Templeton                                                              Monthly
Freedom One Investment Advisors                                                 Monthly
Frost Bank                                                                      Monthly
Fuji Investment Management Co., Ltd.                                            Monthly
Fund Evaluation Group, Inc.                                                     Monthly
Goldman Sachs                                                                   Monthly
Great West Life and Annuity Insurance Company                                   Monthly
Greenwich Associates                                                            Monthly
Guardian Life Insurance                                                         Monthly
Hartford Life Insurance Company                                                 Monthly
Hartland & Co.                                                                  Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Hewitt Financial Services, LLC                                                  Monthly
Hewitt Investment Group                                                         Monthly
Highland Consulting Associates, Inc.                                            Monthly
Holbien Associates, Inc.                                                        Monthly
Horace Mann Life Insurance Company                                              Monthly
HSBC                                                                            Monthly
ICMA Retirement Corp.                                                           Monthly
ING                                                                             Monthly
Institutional Shareholder Services, Inc.                Monthly                 Monthly
Intuit                                                                          Monthly
INVESCO Retirement Services                                                     Monthly
Invesmart                                                                       Monthly
Investment Consulting Services, LLC                                             Monthly
Invivia                                                                         Monthly
Irish Life Inter. Managers                              Monthly
Iron Capital Advisors                                                           Monthly
Janney Montgomery Scott LLC                                                     Monthly
Jefferson National Life Insurance Company                                       Monthly
Jeffrey Slocum & Associates, Inc.                       Monthly                 Monthly
JP Morgan Consulting                                                            Monthly
JP Morgan Fleming Asset Management                                              Monthly
JP Morgan Investment Management                                                 Monthly
Kmotion, Inc.                                           Monthly
LCG Associates, Inc.                                                            Monthly
Legacy Strategic Asset Mgmt. Co.                                                Monthly
Legg Mason                                                                      Monthly
Lincoln Financial                                                               Monthly
LPL Financial Services                                                          Monthly
Manulife Financial                                                              Monthly
Marco Consulting Group                                                          Monthly
Marquette Associates, Inc.                                                      Monthly
MassMutual Financial Group                                                      Monthly
McDonald                                                                        Monthly
Meketa Investment Group                                                         Monthly
Mellon Human Resources & Investor Solutions                                     Monthly
Mercer HR Services                                                              Monthly
Mercer Investment Consulting                                                    Monthly
Merrill Corporation                                     Monthly                 Monthly
Merrill Lynch                                                                   Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.             Monthly
MetLife                                                                         Monthly
MetLife Investors                                                               Monthly
MFS Retirement Services, Inc.                                                   Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
MFS/Sun Life Financial Distributors, Inc.                                       Monthly
Midland National Life                                                           Monthly
M & I Investment Management Company Corporation                                 Monthly
Milliman & Robertson Inc.                                                       Monthly
Minnesota Life Insurance Company                                                Monthly
ML Benefits & Investment Solutions                                              Monthly
Monroe Vos Consulting Group, Inc.                                               Monthly
Morgan Keegan                                                                   Monthly
Morgan Stanley Dean Witter                                                      Monthly
MorganStanley                                                                   Monthly
Morningstar Associates, Inc.                                                    Monthly
National City Bank                                                              Monthly
Nationwide Financial                                                            Monthly
NCCI Holdings, Inc.                                                             Monthly
New England Pension Consultants                                                 Monthly
The Newport Group                                                               Monthly
New York Life Investment Management                                             Monthly
Nordstrom Pension Consulting                                                    Monthly
NY Life Insurance Company                                                       Monthly
Oxford Associates                                                               Monthly
Palmer & Cay Investment Services                                                Monthly
Paul L. Nelson & Associates                                                     Monthly
Pension Consultants, Inc.                                                       Monthly
PFE Group                                                                       Monthly
PFM Group                                                                       Monthly
PFPC, Inc.                                                                      Monthly
Phoenix Life Insurance Company                                                  Monthly
Pierce Park Group                                                               Monthly
Piper Jaffray/ USBancorp                                                        Monthly
Planco                                                  Monthly
PNC Advisors                                                                    Monthly
Portfolio Evaluations, Inc.                                                     Monthly
Prime, Buchholz & Associates, Inc.                                              Monthly
Princeton Retirement                                                            Monthly
Principal Financial                                                             Monthly
Protective Life Corporation                                                     Monthly
Prudential Financial                                                            Monthly
Prudential Investments                                                          Monthly
Prudential Securities, Inc.                                                     Monthly
Putnam Fiduciary Trust Company (Mercer HR)              Monthly
Putnam Investments                                                              Monthly
Quant Consulting                                                                Monthly
Reuters, Ltd.                                           Monthly                 Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
R.V. Kuhns & Associates, Inc.                                                   Monthly
Raymond James Financial                                                         Monthly
RBC Dain Rauscher                                                               Monthly
Rocaton Investment Advisors, LLC                        Monthly                 Monthly
Ron Blue & Co.                                                                  Monthly
Roszel Advisors, LLC                                                            Monthly
Russell Investment Group                                                        Monthly
Scudder Investments                                                             Monthly
Segal Advisors                                                                  Monthly
SEI Investment                                                                  Monthly
SG Constellation LLC                                    Monthly                 Monthly
Shields Associates                                                              Monthly
Smith Barney                                                                    Monthly
Spagnola-Cosack, Inc.                                                           Monthly
Standard & Poor's                                                               Monthly
Stanton Group                                                                   Monthly
State Street Bank & Trust Co.                           Monthly                 Monthly
Stearne, Agee & Leach                                                           Monthly
Stephen's, Inc.                                                                 Monthly
Stifel Nicolaus                                                                 Monthly
Strategic Advisers, Inc.                                Monthly
Strategic Investment Solutions                                                  Monthly
Stratford Advisory Group, Inc.                                                  Monthly
Summit Strategies Group                                                         Monthly
Sun Life Financial Distributors, Inc.                                           Monthly
T. Rowe Price Associates, Inc.                                                  Monthly
TD Asset Management                                                             Monthly
The 401k Company                                                                Monthly
The Carmack Group, Inc.                                                         Monthly
The Managers Fund                                                               Monthly
The Vanguard Group                                                              Monthly
TIAA-CREF                                                                       Monthly
Towers Perrin                                                                   Monthly
Transamerica Retirement Services                                                Monthly
Travelers Life & Annuity Company                                                Monthly
UBS- Prime Consulting Group                                                     Monthly
UMB                                                                             Monthly
Union Bank of California                                                        Monthly
US Bank                                                                         Monthly
USI Retirement                                                                  Monthly
Valic                                                                           Monthly
Vanguard                                                                        Monthly
Victory Capital Management                                                      Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Vestek Systems, Inc.                                    Monthly
Wachovia Bank                                                                   Monthly
Watson Wyatt Worldwide                                  Monthly                 Monthly
Welch Hornsby                                                                   Monthly
Wells Fargo                                                                     Monthly
William M. Mercer Consulting Inc.                                               Monthly
Wilshire Associates Incorporated                                                Monthly
Wurts & Associates                                      Monthly                 Monthly
Wyatt Investment Consulting, Inc.                                               Monthly
Yanni Partners                                                                  Monthly


----------

* This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B


                                                                November 8, 2005


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION


          Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


          The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

          Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

          Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

          For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

          Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS


          Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

          There are some actions by directors that may result in votes being withheld. These actions include:

          1) Attending less than 75% of board and committee meetings without a valid excuse.

          2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

          3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

          4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

          5)   Failing to replace management as appropriate.

          We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.


INCENTIVE COMPENSATION PLANS


     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

               1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

               2)   Management's rationale for why the repricing is necessary.

               3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

               4) Other factors, such as the number of participants, term of option, and the value for value exchange.

          In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

          We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

          There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

          On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

          Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES


     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.


          Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

          - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

          -    No dead-hand or no-hand pills.

          - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

          - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                                   APPENDIX C

                             CORPORATE BOND RATINGS


LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P LONG TERM ISSUE CREDIT RATINGS

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2006

                          LORD ABBETT GLOBAL FUND, INC.
                               GLOBAL EQUITY FUND
                               GLOBAL INCOME FUND
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for Equity Series ("Global Equity Fund") and Income Series ("Global Income Fund") (each individually a "Fund" or, collectively, the "Funds"), dated May 1, 2006.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.


TABLE OF CONTENTS                                                           PAGE

1.  Fund History                                                              2
2.  Investment Policies                                                       2
3.  Management of the Funds                                                  17
4.  Control Persons and Principal Holders of Securities                      22
5.  Investment Advisory and Other Services                                   23
6.  Brokerage Allocations and Other Practices                                27
7.  Classes of Shares                                                        29
8.  Purchases, Redemptions, Pricing and Payments to Dealers                  29
9.  Taxation of the Funds                                                    31
10. Underwriter                                                              33
11. Performance                                                              34
12. Financial Statements                                                     35
    Appendix A - Fund Portfolio Information Recipients                       36
    Appendix B - Proxy Voting Policies and Procedures                        42
    Appendix C - Corporate Bond Ratings                                      46

                                       1.
                                  FUND HISTORY

Lord Abbett Global Fund, Inc. (the "Company") was incorporated in Maryland on February 23, 1988. The Company has 1,000,000,000 shares of authorized capital stock $.001 par value. The Company has two series, both of which are offered by this SAI: Global Equity Fund and Global Income Fund. The Global Equity Fund is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"), and the Global Income Fund is a non-diversified open-end investment management company registered under the Act. The Global Equity Fund and the Global Income Fund each have five classes of shares: Classes A, B, C, P, and Y. Only Class Y shares of the Global Equity Fund and Global Income Fund are offered in this SAI. Class Y shares of the Global Equity Fund and Global Income Fund are neither offered to the general public nor available in all states. As of the date of this SAI, Class Y shares of the Funds are only offered to participants in the Lord Abbett 401(k) Profit Sharing Plan. In the future, Class Y shares may be offered to other investors.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities);

     (7) issue senior securities to the extent such issuance would violate applicable law; or

     (8) (Global Equity Fund only) with respect to 75% of its total assets, buy securities of one issuer representing more than (i) 5% of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or (ii) 10% of the voting securities of such issuer.

Compliance with these investment restrictions will be determined at the time of purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the "Board") without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in the securities of other investment companies except as permitted by applicable law;

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Fund's total assets (included within such limitation, but not to exceed 2% of such Fund's total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Company's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than the Company's shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal year ended December 31, 2005, the portfolio turnover rate for the Global Equity Fund was 97.65% versus 170.93% for the prior fiscal year, and the portfolio turnover rate for the Global Income Fund was 194.12% versus 260.11% for the prior fiscal year.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.


DEBT SECURITIES. To the extent consistent with its investment objective and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered "investment grade" if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.


DEPOSITARY RECEIPTS. To the extent consistent with its investment objective and policies, each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks. For purposes of the Funds' investment policies, ADRs are treated as foreign securities.




EQUITY SECURITIES. Each Fund may invest in equity securities. These include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN CURRENCY OPTIONS. Each Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each Fund engages in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Each Fund may invest in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in futures and options on futures transactions in accordance with their investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

          STOCK INDEX FUTURES. The Global Equity Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e, the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock

Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Funds have not entered into any futures contracts and have no present intent to do so.

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. To the extent consistent with their investment objectives and policies, each Fund may invest in high-yield debt securities. High-yield debt securities (also referred to as "lower rated debt securities" or "junk bonds") are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -    tend to be less sensitive to interest rate changes; and

     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of any Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

Each Fund may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

REITS. Global Equity Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national and international securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national or international securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.


The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Global Income Fund may invest a significant portion of its assets in mortgage-related securities and also may invest in and other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

MORTGAGE DOLLAR ROLLS. The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.


TO BE ANNOUNCED "TBA" SALE COMMITMENTS. The Fund may enter into TBA sale commitments to sell mortgage backed securities that the Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund's valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.


STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

OTHER ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

MUNICIPAL BONDS. The Global Income Fund may invest up to 5% of its net assets in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal bonds generally are divided into two types: (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Any income attributable to a Fund's municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund's investments in municipal bonds will vary in response to changes in interest rates and other market factors. As interest rates rise, these investments typically will lose value. Additional risks that could reduce a Fund's performance or increase volatility include: (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline;
(2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund's underperformance relative to similar funds or losses to the Fund.

OVER-THE-COUNTER OPTIONS. The Global Equity Fund may enter into over-the-counter options contracts ("OTC options"). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, the Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PREFERRED STOCK, WARRANTS, AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.


By lending portfolio securities, each Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

STRUCTURED SECURITIES. Each Fund may invest up to 5% of its net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. A Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. A Fund that invests in structured securities could lose more than the principal amount invested.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.





SWAP AND SIMILAR TRANSACTIONS. The Global Income Fund may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices. A Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Funds may also be required to pay an amount equal to that decline in value to their counterparty. A Fund may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund may also purchase and write (sell) options contracts on swaps, commonly known as "swaptions." A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

The Global Income Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.

Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or loses to a Fund. A Fund's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Global Income Fund.


TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

          -    U.S. Government Securities.

          - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

          - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

          - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

          -    Repurchase agreements.

          -    Comparable Foreign Fixed Income Securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

          1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

          2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

          3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.


Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC, the provider of financing for the distribution of the Funds' Class B shares, which authorized to engage in certain hedging transactions (including the purchase and/or sale of exchange-traded-funds but not including any other Fund holding-specific investment transactions) as a way of managing its business exposure to the value of the Funds' portfolios securities. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.


Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUNDS


The Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed in the Fund's Annual Report to Shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Funds' organizational documents.


Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED DIRECTOR


The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                          CURRENT POSITION
   NAME, ADDRESS AND     LENGTH OF SERVICE      PRINCIPAL OCCUPATION
     YEAR OF BIRTH          WITH COMPANY       DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS
----------------------   -----------------   --------------------------   -------------------
ROBERT S. DOW            Director since      Managing Partner and Chief   N/A
Lord, Abbett & Co. LLC   1995; Chairman      Executive Officer of Lord
90 Hudson Street         since 1996          Abbett since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT DIRECTORS


The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                           CURRENT POSITION
   NAME, ADDRESS AND      LENGTH OF SERVICE       PRINCIPAL OCCUPATION
     YEAR OF BIRTH           WITH COMPANY        DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS
----------------------   -------------------   --------------------------   --------------------------
E. THAYER BIGELOW        Director since 1994   Managing General Partner,    Currently serves as
Lord, Abbett & Co. LLC                         Bigelow Media, LLC (since    director of Adelphia
c/o Legal Dept.                                2000); Senior Adviser,       Communications, Inc.,
90 Hudson Street                               Time Warner Inc. (1998 -     Crane Co., and Huttig
Jersey City, NJ 07302                          2000); Acting Chief          Building Products Inc.
(1941)                                         Executive Officer of
                                               Courtroom Television
                                               Network (1997 - 1998);
                                               President and Chief
                                               Executive Officer of Time
                                               Warner Cable Programming,
                                               Inc. (1991 - 1997).

WILLIAM H.T. BUSH        Director since 1998   Co-founder and Chairman of   Currently serves as
Lord, Abbett & Co. LLC                         the Board of the financial   director of WellPoint,
c/o Legal Dept.                                advisory firm of             Inc. (since 2002), and
90 Hudson Street                               Bush-O'Donnell & Company     Engineered Support
Jersey City, NJ 07302                          (since 1986).                Systems, Inc. (since
(1938)                                                                      2000).


                                    17


ROBERT B. CALHOUN, JR.   Director since 1998   Managing Director of         Currently serves as
Lord, Abbett & Co. LLC                         Monitor Clipper Partners     director of Avondale, Inc.
c/o Legal Dept.                                (since 1997) and President   and Interstate Bakeries
90 Hudson Street                               of Clipper Asset             Corp.
Jersey City, NJ 07302                          Management Corp. (since
(1942)                                         1991), both private equity
                                               investment funds.

JULIE A. HILL            Director since 2004   Owner and CEO of the         Currently serves as
Lord, Abbett & Co. LLC                         Hillsdale Companies, a       director of WellPoint,
c/o Legal Dept.                                business consulting firm     Inc.; Resources Connection
90 Hudson Street                               (since 1998); Founder,       Inc.; Holcim (US) Inc. (a
Jersey City, NJ 07302                          President and Owner of the   subsidiary of Holcim
(1946)                                         Hiram-Hill and Hillsdale     Ltd.); and Lend Lease
                                               Development Companies        Corporation Limited.
                                               (1998 - 2000).

FRANKLIN W. HOBBS        Director since 2000   Former Chief Executive       Currently serves as
Lord, Abbett & Co. LLC                         Officer of Houlihan Lokey    director of Adolph Coors
c/o Legal Dept.                                Howard & Zukin, an           Company.
90 Hudson Street                               investment bank (January
Jersey City, NJ 07302                          2002 - April 2003);
(1947)                                         Chairman of Warburg Dillon
                                               Read (1999 - 2001); Global
                                               Head of Corporate Finance
                                               of SBC Warburg Dillon Read
                                               (1997 - 1999); Chief
                                               Executive Officer of
                                               Dillon, Read & Co. (1994 -
                                               1997).

THOMAS J. NEFF           Director since 1988   Chairman of Spencer Stuart   Currently serves as
Lord, Abbett & Co. LLC                         (U.S.), an executive         director of Ace, Ltd.
c/o Legal Dept.                                search consulting firm       (since 1997) and Hewitt
90 Hudson Street                               (since 1996); President of   Associates, Inc.
Jersey City, NJ 07302                          Spencer Stuart
(1937)                                         (1979-1996).

JAMES L.L. TULLIS        Director since 2006   CEO of Tullis-Dickerson      Currently serves as
Lord, Abbett & Co. LLC                         and Co. Inc, a venture       Director of Crane Co.
c/o Legal Dept.                                capital management firm      (since 1998), and Viacell
90 Hudson Street                               (since 1990).                Inc. (since 2002).
Jersey City, NJ 07302
(1947)


OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


        NAME AND                CURRENT POSITION          LENGTH OF SERVICE               PRINCIPAL OCCUPATION
     YEAR OF BIRTH                WITH COMPANY           OF CURRENT POSITION             DURING PAST FIVE YEARS
-----------------------   ----------------------------   -------------------   -------------------------------------------
ROBERT S. DOW             Chief Executive Officer        Elected in 1995       Managing Partner and Chief Executive
(1945)                    and President                                        Officer of Lord Abbett (since 1996).

DANIEL H. FRASCARELLI     Executive Vice President       Elected in 2005       Partner and Investment Manager, joined Lord
(1954)                                                                         Abbett in 1990.


                                                            18


ROBERT I. GERBER          Executive Vice President       Elected in 2001       Partner and Director of Taxable Fixed
(1954)                                                                         Income Management, joined Lord Abbett in
                                                                               1997.

JERALD LANZOTTI           Executive Vice President       Elected in 1997       Partner and Fixed Income Investment
(1967)                                                                         Manager, joined Lord Abbett in 1996.

HAROLD E. SHARON          Executive Vice President       Elected in 2003       Investment Manager and Director,
(1960)                                                                         International Core Equity, joined Lord
                                                                               Abbett in 2003; formerly Financial Industry
                                                                               Consultant for venture capitalist (2001 -
                                                                               2003); prior thereto Managing Director of
                                                                               Warburg Pincus Asset Management and Credit
                                                                               Suisse Asset Management.

JAMES BERNAICHE           Chief Compliance Officer       Elected in 2004       Chief Compliance Officer, joined Lord
(1956)                                                                         Abbett in 2001; formerly Vice President and
                                                                               Chief Compliance Officer with Credit Suisse
                                                                               Asset Management.

JOAN A. BINSTOCK          Chief Financial Officer and    Elected in 1999       Partner and Chief Operations Officer,
(1954)                    Vice President                                       joined Lord Abbett in 1999.

JOHN K. FORST             Vice President and Assistant   Elected in 2005       Deputy General Counsel, joined Lord Abbett
(1960)                    Secretary                                            in 2004; prior thereto Managing Director
                                                                               and Associate General Counsel at New York
                                                                               Life Investment Management LLC (2002-2003);
                                                                               formerly Attorney at Dechert LLP
                                                                               (2000-2002).

LAWRENCE H. KAPLAN        Vice President and Secretary   Elected in 1997       Partner and General Counsel, joined Lord
(1957)                                                                         Abbett in 1997.

ROBERT G. MORRIS          Vice President                 Elected in 1995       Partner and Chief Investment Officer,
(1944)                                                                         joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III   Vice President                 Elected in 1996       Partner and Manager of Equity Trading,
(1959)                                                                         joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS      Vice President and Assistant   Elected in 2001       Assistant General Counsel, joined Lord
(1957)                    Secretary                                            Abbett in 1999.

BERNARD J. GRZELAK        Treasurer                      Elected in 2003       Director of Fund Administration, joined
(1971)                                                                         Lord Abbett in 2003; formerly Vice
                                                                               President, Lazard Asset Management LLC
                                                                               (2000-2003); prior thereto Manager of
                                                                               Deloitte & Touche LLP.


COMMITTEES


The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent registered public accounting firm and considering violations of each Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met three times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, Neff, and Tullis. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Directors who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.





COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Company and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Company for independent Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



                                    (2)                             (3)
                           For Fiscal Year Ended     For Year Ended December 31, 2005
                             December 31, 2005        Total Compensation Paid by the
          (1)              Aggregate Compensation     Company and Thirteen Other Lord
   Name of Director      Accrued by the Company(1)    Lord Abbett-Sponsored Funds(2)
----------------------   -------------------------   --------------------------------
E. Thayer Bigelow                   $502                         $154,750
William H.T. Bush                   $489                         $157,750
Robert B. Calhoun, Jr.              $473                         $179,750
Julie A. Hill                       $480                         $157,750
Franklin W. Hobbs                   $414                         $157,750
C. Alan MacDonald*                  $527                         $166,125
Thomas J. Neff                      $396                         $150,750


----------


*    Mr. MacDonald retired on March 31, 2006.

1. Independent Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to their independent Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors $65, $101, $473, $195, $414, $65, and $396, respectively.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Company and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                            Dollar Range of Equity Securities
                                       in the Funds                         Aggregate Dollar
                         ---------------------------------------   Range of Equity Securities in Lord
   Name of Director      Global Equity Fund   Global Income Fund         Abbett-Sponsored Funds
----------------------   ------------------   ------------------   ----------------------------------
Robert S. Dow               Over $100,000        Over $100,000                Over $100,000
E. Thayer Bigelow            $1-$10,000           $1-$10,000                  Over $100,000
William H. T. Bush           $1-$10,000           $1-$10,000                  Over $100,000
Robert B. Calhoun, Jr.       $1-$10,000           $1-$10,000                  Over $100,000
Julie A. Hill                $1-$10,000           $1-$10,000                  Over $100,000
Franklin W. Hobbs            $1-$10,000           $1-$10,000                  Over $100,000
C. Alan MacDonald*           $1-$10,000         $10,001-$50,000               Over $100,000
Thomas J. Neff            $50,001-$100,000      $10,001-$50,000               Over $100,000


----------


*    Mr. MacDonald retired on March 31, 2006.


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Each Fund's Class Y shares are currently being offered only to participants in the Lord Abbett 401(k) Profit Sharing Plan. It is anticipated that over time this percentage of ownership will decrease. As of April 3, 2006, the Funds' officers and Directors, as a group, owned less than 1% of Class Y outstanding shares. As of April 3, 2006, to the best of our knowledge, the following record holders owned 5% or more of the Funds' outstanding Class Y shares:



GLOBAL EQUITY FUND - CLASS Y SHARES

Lord Abbett Profit Sharing Plan        5.03%
Daria L. Foster
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan        5.94%
Rafael Quintanilla
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan        9.07%
Daniel H. Frascarelli
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan        5.24%
Philip P. Fang
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan        5.98%
Ralph W. Lettieri
524 Vea Mar
Pls Vrds Est, CA 90274

Lord Abbett Profit Sharing Plan        5.46%
Michael R. Brooks
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan       11.56%
Robert J. Ball
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan        6.30%
Richard Sieling
90 Hudson St.
Jersey City, NJ 07302

GLOBAL INCOME FUND - CLASS Y SHARES

Lord Abbett Profit Sharing Plan       40.65%
Robert S. Dow
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan       39.13%
Stephen I. Allen

267 Woodland Ave.
Westfield, NJ 07090


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 1, 2005, to the best of our knowledge, the following record holders held 25% or more the Funds' outstanding shares:


Edward Jones & Co              Global Equity Fund   36.44%
201 Progress Pkwy              Global Income Fund   34.39%
Maryland Hts, Mo. 63043-3009


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment adviser. The following partners of Lord Abbett, are also officers of the Company: Joan A. Binstock, Daniel H. Frascarelli, Robert I. Gerber, Jerald Lanzotti, Lawrence H. Kaplan, Robert G. Morris, and A. Edward Oberhaus, III. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Jr., Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Robert
A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These management fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates for each Fund are as follows:

Prior to January 1, 2006, the management fee payable to Lord Abbett was a flat annual rate of .75 of 1% for the Global Equity Fund and a flat annual rate of ..50 of 1% for the Global Income Fund. Effective January 1, 2006, the management fee for the Global Equity Fund is calculated daily and payable monthly at the following rates:

          .75 of 1% on the first $1 billion of average daily net assets; .70 of 1% on the next $1 billion;
          .65 of 1% over $2 billion.

Effective January 1, 2006, the management fee for the Global Income Fund is calculated daily and payable monthly at the following rates:

          .50 of 1% on the first $1 billion of average daily net assets; .45 of 1% over $1 billion.

For the fiscal years ended December 31, 2005, 2004, and 2003 the management fees for the Global Equity Fund and the Global Income Fund were as follows:



                       2005       2004       2003
                     --------   --------   --------
Global Equity Fund   $585,413   $495,600   $367,444
Global Income Fund   $340,861   $328,232   $323,180


Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of each Fund.

For the fiscal year ending December 31, 2006, Lord Abbett has contractually agreed to reimburse a portion of each Fund's expenses so that the Global Equity Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 1.25% of average daily net assets for Class Y shares and the Global Income Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class Y shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.


Daniel H. Frascarelli and Harold E. Sharon head the investment management team of the Global Equity Fund and are primarily and jointly responsible for the day-to-day management of the Fund.


Robert I. Gerber heads the team of the Global Income Fund. The other senior member is Jerald M. Lanzotti. Messrs. Gerber and Lanzotti are primarily and jointly responsible for the day-to-day management of the Fund.


The following table indicates for each Fund as of December 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                             Other Accounts Managed (# and Total Assets in Millions)*
                                             --------------------------------------------------------
                                                  Registered      Other Pooled
                                                  Investment       Investment
Fund                         Name                 Companies         Vehicles        Other Accounts
------------------   ---------------------    -----------------   ------------   --------------------
Global Equity Fund   Daniel H. Frascarelli    4 / $881.3             0 / $0      0 /$0
                     Harold E. Sharon         8 / $1,615.8           0 / $0      2 / $0.6

Global Income Fund   Robert I. Gerber         11 / $2,916.8          0 / $0      14,732 /$5,125.2
                     Jerald M. Lanzotti       1 / $8.1               0 / $0      0 / $0



* Included in the number of accounts and total assets is 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Funds. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS


Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS


The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of December 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                                            DOLLAR RANGE OF SHARES IN THE FUND

                                                   $1-    $10,001-  $50,001-  $100,001-   $500,001-     OVER
FUND                         NAME          NONE  $10,000   $50,000  $100,000   $500,000  $1,000,000  $1,000,000
----                ---------------------  ----  -------  --------  --------  ---------  ----------  ----------
Global Equity Fund  Daniel H. Frascarelli                    X
                    Harold E. Sharon         X

Global Income Fund  Robert I. Gerber         X
                    Jerald M. Lanzotti                       X



The following table indicates the dollar range of shares of the Lord Abbett Family of Funds beneficially owned by each such investment manager, as of December 31, 2005.



                                                            DOLLAR RANGE OF SHARES IN LORD ABBETT FUNDS

                                                  $1-    $10,001-  $50,001-  $100,001-   $500,001-      OVER
FUND                        NAME          NONE  $10,000   $50,000  $100,000   $500,000  $1,000,000  $1,000,000
----               ---------------------  ----  -------  --------  --------  ---------  ----------  -----------
Other Lord Abbett  Daniel H. Frascarelli                                                     X
Funds              Harold E. Sharon                                              X

                   Robert I. Gerber                                                          X
                   Jerald M. Lanzotti                                            X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets. The Administrative Services Agreement was effective January 1, 2003.

The administrative service fees paid to Lord Abbett for each Fund are as follows:


FUND NAME              2005      2004     2003
------------------   -------   -------   ------
Global Equity Fund   $31,222   $26,432   $2,051
Global Income Fund   $27,269   $26,259   $2,249


PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT


State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in Funds' Annual Reports to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

FOR EQUITY INVESTMENTS IN THE FUNDS


It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds' brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

FOR FIXED INCOME INVESTMENTS IN THE FUNDS

It is Lord Abbett's and the Funds' policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute the Fund's portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer. Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time. Lord Abbett may seek to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above. At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

TOTAL BROKERAGE COMMISSIONS PAID TO INDEPENDENT BROKER-DEALERS

During the fiscal years ended December 31, 2005, 2004, and 2003, the Global Equity Fund paid total commissions to independent broker-dealers of $280,653, $500,197, and $147,730, respectively. The Global Income Fund did not pay any commissions to independent broker-dealers for the past three fiscal years.


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Funds outstanding and entitled to vote at the meeting. When any such meeting is held, the shareholders will elect directors.

                                       8.
            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases." Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares is determined by taking the net assets of Class Y and dividing by the number of Class Y shares outstanding. Our Class Y shares are offered at net asset value.


CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.


REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

     -    A.G. Edwards & Sons, Inc.

     - Allstate Life Insurance Company and Allstate Life Insurance Company of New York

     -    B.C. Ziegler and Company

     -    Bodell Overcash Anderson & Co., Inc.

     -    Business Men's Assurance Company of America, d/b/a RBC Insurance

     -    Cadaret, Grant & Co., Inc.

     -    Citigroup Global Markets, Inc.

     -    Edward D. Jones & Co., L.P.

     -    Family Investors Company

     - Hartford Life Insurance Company and Hartford Life & Annuity Insurance Company

     -    James I. Black & Co.

     -    Linsco/Private Ledger Corp.

     -    Mass Mutual Life Investors Services, Inc.

     -    McDonald Investments Inc.

     -    Merrill Lynch Life Insurance Company

     - Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

     -    MetLife Securities, Inc.

     -    Morgan Stanley DW, Inc.

     -    National Financial Partners

     - Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company

     -    Piper Jaffray & Co.

     -    Protective Life Insurance Company

     -    Prudential Investment Management Services LLC

     -    RBC Dain Rauscher

     -    Raymond James & Associates, Inc. and Raymond James Financial Services,
          Inc.

     - Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York

     -    The Travelers Insurance Company and The Travelers Life and Annuity
          Company

     -    UBS Financial Services Inc.

     -    Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


Thomas J. Neff, an independent Director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.


Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.


A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by a Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.


In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment and the total return is shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of December 31, 2005, for each Fund's Class Y shares, for one year, five years, ten years and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class Y shares of the Funds. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



GLOBAL EQUITY FUND              1 YEAR   LIFE OF FUND
------------------              ------   ------------
Class Y shares Before Taxes      8.64%       17.39%     10/19/2004
Class Y shares after Taxes
   on Distributions              7.43%       16.30%     10/19/2004
Class Y shares after Taxes on
   Distributions and Sale of
   Fund shares                   5.97%       14.33%     10/19/2004

GLOBAL INCOME FUND              1 YEAR   LIFE OF FUND
------------------              ------   ------------
Class Y shares Before Taxes     -5.28%        0.17%     10/19/2004
Class Y shares after Taxes
   on Distributions             -7.40%       -2.24%     10/19/2004
Class Y shares after Taxes on
   Distributions and Sale of
   Fund shares                  -3.42%       -1.19%     10/19/2004



Yield quotations for each class of a fixed-income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. For the 30-day period ended December 31, 2005, the yield for the Class Y shares of the Global Income Fund was 2.77%.


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Global Fund, Inc.'s 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
ABN-AMRO Asset Management                                                       Monthly
ACS HR Solutions                                                                Monthly
(Formerly Mellon Employee Benefit Solutions)
ADP Retirement Services                                                         Monthly
AG Edwards                                                                      Monthly
AIG SunAmerica                                                                  Monthly
Allstate Life Insurance Company                                                 Monthly
Alpha Investment Consulting Group LLC                                           Monthly
Ameriprise                                                                      Monthly
(Formerly American Express Retirement Services)
American United Life Insurance Company                                          Monthly
AMG                                                                             Monthly
Amivest Capital Management                                                      Monthly
Amvescap Retirement                                                             Monthly
AON Consulting                                                                  Monthly
Arnerich Massena & Associates, Inc.                     Monthly                 Monthly
Asset Performance Partners                                                      Monthly
Asset Strategies Portfolio Services, Inc.                                       Monthly
AXA Financial Services                                                          Monthly
Bank of America Corporation                                                     Monthly
Bank of New York                                                                Monthly
Bank of Oklahoma                                                                Monthly
Bank One                                                                        Monthly
B.C. Ziegler                                                                    Monthly
Becker, Burke Associates                                Monthly                 Monthly
Bell GlobeMedia Publishing Co.                          Monthly
Bellwether Consulting                                                           Monthly
Berthel Schutter                                        Monthly                 Monthly
BilkeyKatz Investment Consultants                       Monthly
Brown Brothers Harriman                                                         Monthly
Buck Consultants, Inc.                                                          Monthly
Callan Associates Inc.                                  Monthly                 Monthly
Cambridge Associates LLC                                                        Monthly
Cambridge Financial Services                                                    Monthly
Ceridian                                                                        Monthly
Charles Schwab & Co                                                             Monthly
Chicago Trust Company                                                           Monthly
CIBC Oppenheimer                                                                Monthly
CitiStreet Retirement Services                                                  Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Clark Consulting                                                                Monthly
Columbia Funds                                                                  Monthly
Columbia Management Group                                                       Monthly
Columbia Trust Company                                                          Monthly
Concord Advisory Group Ltd.                             Monthly                 Monthly
Consulting Services Group, LP                                                   Monthly
Copic Financial                                                                 Monthly
CPI Qualified Plan Consultants                                                  Monthly
CRA RogersCasey                                         Monthly                 Monthly
Curcio Webb                                             Monthly                 Monthly
D.A. Davidson                                                                   Monthly
Dahab Assoc.                                                                    Monthly
Daily Access                                                                    Monthly
Defined Contribution Advisors, Inc.                                             Monthly
Delaware Investment Advisors                                                    Monthly
Deloitte & Touche LLP                                Semi-Annually
DeMarche Associates, Inc.                                                       Monthly
DiMeo Schneider & Associates                                                    Monthly
Disabato Associates, Inc.                                                       Monthly
Diversified Investment Advisors, Inc.                                           Monthly
Dover Consulting                                                                Monthly
EAI                                                                             Monthly
Edward Jones                                                                    Monthly
Ennis, Knupp & Associates                                                       Monthly
Federated Investors                                                             Monthly
Fidelity Investment                                                             Monthly
Fidelity Investments                                                            Monthly
Fifth Third Bank                                                                Monthly
First Mercantile Trust Co.                                                      Monthly
FleetBoston Financial Corp.                                                     Monthly
Franklin Templeton                                                              Monthly
Freedom One Investment Advisors                                                 Monthly
Frost Bank                                                                      Monthly
Fuji Investment Management Co., Ltd.                                            Monthly
Fund Evaluation Group, Inc.                                                     Monthly
Goldman Sachs                                                                   Monthly
Great West Life and Annuity Insurance Company                                   Monthly
Greenwich Associates                                                            Monthly
Guardian Life Insurance                                                         Monthly
Hartford Life Insurance Company                                                 Monthly
Hartland & Co.                                                                  Monthly
Hewitt Financial Services, LLC                                                  Monthly
Hewitt Investment Group                                                         Monthly
Highland Consulting Associates, Inc.                                            Monthly
Holbien Associates, Inc.                                                        Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Horace Mann Life Insurance Company                                              Monthly
HSBC                                                                            Monthly
ICMA Retirement Corp.                                                           Monthly
ING                                                                             Monthly
Institutional Shareholder Services, Inc.                Monthly                 Monthly
Intuit                                                                          Monthly
INVESCO Retirement Services                                                     Monthly
Invesmart                                                                       Monthly
Investment Consulting Services, LLC                                             Monthly
Invivia                                                                         Monthly
Irish Life Inter. Managers                              Monthly
Iron Capital Advisors                                                           Monthly
Janney Montgomery Scott LLC                                                     Monthly
Jefferson National Life Insurance Company                                       Monthly
Jeffrey Slocum & Associates, Inc.                       Monthly                 Monthly
JP Morgan Consulting                                                            Monthly
JP Morgan Fleming Asset Management                                              Monthly
JP Morgan Investment Management                                                 Monthly
Kmotion, Inc.                                           Monthly
LCG Associates, Inc.                                                            Monthly
Legacy Strategic Asset Mgmt. Co.                                                Monthly
Legg Mason                                                                      Monthly
Lincoln Financial                                                               Monthly
LPL Financial Services                                                          Monthly
Manulife Financial                                                              Monthly
Marco Consulting Group                                                          Monthly
Marquette Associates, Inc.                                                      Monthly
MassMutual Financial Group                                                      Monthly
McDonald                                                                        Monthly
Meketa Investment Group                                                         Monthly
Mellon Human Resources & Investor Solutions                                     Monthly
Mercer HR Services                                                              Monthly
Mercer Investment Consulting                                                    Monthly
Merrill Corporation                                     Monthly                 Monthly
Merrill Lynch                                                                   Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.             Monthly
MetLife                                                                         Monthly
MetLife Investors                                                               Monthly
MFS Retirement Services, Inc.                                                   Monthly
MFS/Sun Life Financial Distributors, Inc.                                       Monthly
Midland National Life                                                           Monthly
M & I Investment Management Company Corporation                                 Monthly
Milliman & Robertson Inc.                                                       Monthly
Minnesota Life Insurance Company                                                Monthly
ML Benefits & Investment Solutions                                              Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Monroe Vos Consulting Group, Inc.                                               Monthly
Morgan Keegan                                                                   Monthly
Morgan Stanley Dean Witter                                                      Monthly
MorganStanley                                                                   Monthly
Morningstar Associates, Inc.                                                    Monthly
National City Bank                                                              Monthly
Nationwide Financial                                                            Monthly
NCCI Holdings, Inc.                                                             Monthly
New England Pension Consultants                                                 Monthly
The Newport Group                                                               Monthly
New York Life Investment Management                                             Monthly
Nordstrom Pension Consulting                                                    Monthly
NY Life Insurance Company                                                       Monthly
Oxford Associates                                                               Monthly
Palmer & Cay Investment Services                                                Monthly
Paul L. Nelson & Associates                                                     Monthly
Pension Consultants, Inc.                                                       Monthly
PFE Group                                                                       Monthly
PFM Group                                                                       Monthly
PFPC, Inc.                                                                      Monthly
Phoenix Life Insurance Company                                                  Monthly
Pierce Park Group                                                               Monthly
Piper Jaffray/ USBancorp                                                        Monthly
Planco                                                  Monthly
PNC Advisors                                                                    Monthly
Portfolio Evaluations, Inc.                                                     Monthly
Prime, Buchholz & Associates, Inc.                                              Monthly
Princeton Retirement                                                            Monthly
Principal Financial                                                             Monthly
Protective Life Corporation                                                     Monthly
Prudential Financial                                                            Monthly
Prudential Investments                                                          Monthly
Prudential Securities, Inc.                                                     Monthly
Putnam Fiduciary Trust Company (Mercer HR)              Monthly
Putnam Investments                                                              Monthly
Quant Consulting                                                                Monthly
Reuters, Ltd.                                           Monthly                 Monthly
R.V. Kuhns & Associates, Inc.                                                   Monthly
Raymond James Financial                                                         Monthly
RBC Dain Rauscher                                                               Monthly
Rocaton Investment Advisors, LLC                        Monthly                 Monthly
Ron Blue & Co.                                                                  Monthly
Roszel Advisors, LLC                                                            Monthly
Russell Investment Group                                                        Monthly
Scudder Investments                                                             Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Segal Advisors                                                                  Monthly
SEI Investment                                                                  Monthly
SG Constellation LLC                                    Monthly                 Monthly
Shields Associates                                                              Monthly
Smith Barney                                                                    Monthly
Spagnola-Cosack, Inc.                                                           Monthly
Standard & Poor's                                                               Monthly
Stanton Group                                                                   Monthly
State Street Bank & Trust Co.                           Monthly                 Monthly
Stearne, Agee & Leach                                                           Monthly
Stephen's, Inc.                                                                 Monthly
Stifel Nicolaus                                                                 Monthly
Strategic Advisers, Inc.                                Monthly
Strategic Investment Solutions                                                  Monthly
Stratford Advisory Group, Inc.                                                  Monthly
Summit Strategies Group                                                         Monthly
Sun Life Financial Distributors, Inc.                                           Monthly
T. Rowe Price Associates, Inc.                                                  Monthly
TD Asset Management                                                             Monthly
The 401k Company                                                                Monthly
The Carmack Group, Inc.                                                         Monthly
The Managers Fund                                                               Monthly
The Vanguard Group                                                              Monthly
TIAA-CREF                                                                       Monthly
Towers Perrin                                                                   Monthly
Transamerica Retirement Services                                                Monthly
Travelers Life & Annuity Company                                                Monthly
UBS- Prime Consulting Group                                                     Monthly
UMB                                                                             Monthly
Union Bank of California                                                        Monthly
US Bank                                                                         Monthly
USI Retirement                                                                  Monthly
Valic                                                                           Monthly
Vanguard                                                                        Monthly
Victory Capital Management                                                      Monthly
Vestek Systems, Inc.                                    Monthly
Wachovia Bank                                                                   Monthly
Watson Wyatt Worldwide                                  Monthly                 Monthly
Welch Hornsby                                                                   Monthly
Wells Fargo                                                                     Monthly
William M. Mercer Consulting Inc.                                               Monthly
Wilshire Associates Incorporated                                                Monthly
Wurts & Associates                                      Monthly                 Monthly
Wyatt Investment Consulting, Inc.                                               Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS   ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Yanni Partners                                                                  Monthly


----------

* This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B


                                                                November 8, 2005


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION


          Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


          The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

          Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

          Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

          For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

          Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS


          Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

          There are some actions by directors that may result in votes being withheld. These actions include:

          1) Attending less than 75% of board and committee meetings without a valid excuse.

          2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

          3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

          4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

          5)   Failing to replace management as appropriate.

          We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.


INCENTIVE COMPENSATION PLANS


     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

          1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

          2)   Management's rationale for why the repricing is necessary.

          3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

          4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

          We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

          There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

          On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

          Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES


     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.


          Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

               - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

               -    No dead-hand or no-hand pills.

               - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

               - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                                   APPENDIX C

                             CORPORATE BOND RATINGS





LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P LONG TERM ISSUE CREDIT RATINGS

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                          LORD ABBETT GLOBAL FUND, INC.
                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

     (a) (i) Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 7 filed on April 28, 1995.

          (ii) Articles of Amendment and Articles Supplementary. Incorporated by reference to Post-Effective Amendment No. 9 filed on July 11, 1996.

          (iii) Articles Supplementary dated July 1997. Incorporated by reference to Post-Effective Amendment No. 17 filed on April 29, 2002.

          (iv) Articles of Amendment dated March 2, 1999. Incorporated by reference to Post-Effective Amendment No. 17 filed on April 29, 2002.

          (v) Articles Supplementary dated March 2, 1999. Incorporated by reference to Post-Effective Amendment No. 17 filed on April 29, 2002.

          (vi) Articles of Amendment dated April 23, 2002. Incorporated by reference to Post-Effective Amendment No. 17 filed on April 29, 2002.

          (vii) Articles Supplementary to Articles of Incorporation dated August 11, 2004. Incorporated by reference to Post-Effective Amendment No. 20 filed on August 19, 2004.

     (b) By-Laws - Amended and Restated. Amended and Restated By-laws (4/20/2004). Incorporated by reference to Post-Effective Amendment No. 20 filed on August 19, 2004.

     (c)  Instruments Defining Rights of Security Holders. Not applicable.

     (d)  Management Agreement.

          (i) Incorporated by reference to Post-Effective Amendment No. 17 filed on April 29, 2002.

          (II) EXPENSE REIMBURSEMENT AGREEMENT FOR EQUITY AND INCOME SERIES DATED JANUARY 1, 2006. FILED HEREIN.

          (III) ADDENDUM TO MANAGEMENT AGREEMENT FOR EQUITY SERIES DATED JANUARY 1, 2006. FILED HEREIN.

          (IV) ADDENDUM TO MANAGEMENT AGREEMENT FOR INCOME SERIES DATED JANUARY 1, 2006. FILED HEREIN.

          (V) EXPENSE REIMBURSEMENT AGREEMENT FOR EQUITY AND INCOME SERIES DATED JANUARY 1, 2005. FILED HEREIN.

     (e) Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 17 filed on April 29, 2002.

     (f) Bonus or Profit Sharing Contracts. Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds as Amended and Restated as of June 19, 2000. Incorporated by reference to Post Effective Amendment No. 16 filed on April 19, 2001.

     (g) Custodian Agreements with all amendments. Incorporated by reference to Post Effective Amendment No. 22 filed on February 25, 2005.

     (h)  Other Material Contracts

          (a) Transfer Agency Agreement with all amendments. Incorporated by reference to Post Effective Amendment No. 22 filed on February 25, 2005.

          (b) Administrative Services Agreement. Incorporated by reference to Post-Effective Amendment No. 18 filed on April 28, 2003.

          (c) ADMINISTRATIVE SERVICE AGREEMENT DATED NOVEMBER 23, 2005 WITH AMENDMENT # 1-8. FILED HEREIN.

     (i) LEGAL OPINION. OPINION OF WILMER CUTLER PICKERING HALE & DORR LLP. FILED HEREIN.

     (j)  OTHER OPINION. CONSENT OF DELOITTE & TOUCHE LLP. FILED HEREIN.

     (k) Omitted Financial Statements. Incorporated by reference to Registrant's 2005 Annual Report filed on March 10, 2006.

     (l)  Initial Capital Agreements. Not applicable.

     (m)  Rule 12b-1 Plans.

          (i) Class A Plan, Class B Plan. Incorporated by reference to Post-Effective Amendment No. 10 filed on April 30, 1997.

          (ii) Class C Plan. Incorporated by reference to Post-Effective Amendment No. 19 filed on April 27, 2004.

          (iii) Class P Plan. Incorporated by reference to Post-Effective Amendment No. 18 filed on April 28, 2003.

     (n) Rule 18f-3 Plan. Incorporated by reference to Post Effective Amendment No. 22 filed on February 25, 2005.

     (o)  Reserved .

     (P)  CODE OF ETHICS. FILED HEREIN.

Item 24. Persons Controlled by or Under Common Control with the Fund

          None.

Item 25. Indemnification

          The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

          The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

          In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition, the Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.

(a)  Adviser - Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)  Partners

The following are partners of Lord, Abbett & Co. LLC. Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 27. Principal Underwriters

     (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

          Lord Abbett Affiliated Fund, Inc.
          Lord Abbett Blend Trust
          Lord Abbett Bond-Debenture Fund, Inc.
          Lord Abbett Developing Growth Fund, Inc.
          Lord Abbett Investment Trust
          Lord Abbett Large-Cap Growth Fund
          Lord Abbett Mid-Cap Value Fund, Inc.
          Lord Abbett Research Fund, Inc.
          Lord Abbett Securities Trust
          Lord Abbett Series Fund, Inc.
          Lord Abbett Municipal Income Fund, Inc.
          Lord Abbett Municipal Income Trust
          Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal   Positions and/or Offices with      Positions and Offices
Business Address *    Lord Abbett Distributor LLC         with Registrant
------------------   -----------------------------   ---------------------------
Robert S. Dow        Chief Executive Officer         Chairman and President
Lawrence H. Kaplan   General Counsel                 Vice President & Secretary
Marion Zapolin       Chief Financial Officer         Not Applicable
John K. Forst        Deputy General Counsel          Vice President & Assistant
                                                     Secretary
James W. Bernaiche   Chief Compliance Officer        Chief Compliance Officer

* Each Officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302

     (c)  Not applicable

Item 28. Location of Accounts and Records

          The Registrant maintains the records, required by Rules 31a - 1(a) and
          (b) and 31a - 2(a) at its main office.

          Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

          Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29. Management Services

          None

Item 30. Undertakings

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of April, 2006.

                                      LORD ABBETT GLOBAL FUND, INC.


                                      BY: /s/ Christina T, Simmons
                                          --------------------------------------
                                          Christina T. Simmons
                                          Vice President and Assistant Secretary


                                      BY: /s/ Joan A. Binstock
                                          --------------------------------------
                                          Joan A. Binstock
                                          Chief Financial Officer &
                                          Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                 Title               Date
----------                                 -----               ----


                                    Chairman, President
/s/ Robert S. Dow*                      and Director        April 28, 2006
---------------------------------
Robert S. Dow


/s/ E. Thayer Bigelow*                     Director         April 28, 2006
---------------------------------
E. Thayer Bigelow


/s/ William H. T. Bush*                    Director         April 28, 2006
---------------------------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr.*                Director         April 28, 2006
---------------------------------
Robert B. Calhoun, Jr.


/s/ Julie A. Hill*                         Director         April 28, 2006
---------------------------------
Julie A. Hill


/s/ Franklin W. Hobbs*                     Director         April 28, 2006
---------------------------------
Franklin W. Hobbs


/s/ Thomas J. Neff*                        Director         April 28, 2006
---------------------------------
Thomas J. Neff


/s/ James L.L. Tullis*                     Director         April 28, 2006
---------------------------------
James L.L. Tullis


* By /s/ Christina T. Simmons
     --------------------------------
     Christina T. Simmons
     Attorney - in - Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, John Forst and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                  Title               Date
----------                                  -----               ----


                                     Chairman, President
/s/ Robert S. Dow                   and Director/Trustee   April 19, 2006
---------------------------------
Robert S. Dow


/s/ E. Thayer Bigelow                 Director/Trustee     April 19, 2006
---------------------------------
E. Thayer Bigelow


/s/ William H.T. Bush                 Director/Trustee     April 19, 2006
---------------------------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr.            Director/Trustee     April 19, 2006
---------------------------------
Robert B. Calhoun, Jr.


/s Julie A. Hill                      Director/Trustee     April 19, 2006
---------------------------------
Julie A. Hill


/s/ Franklin W. Hobbs                 Director/Trustee     April 19, 2006
---------------------------------
Franklin W. Hobbs


/s/ Thomas J. Neff                    Director/Trustee     April 19, 2006
---------------------------------
Thomas J. Neff


/s/ James L.L. Tullis                 Director/Trustee     April 19, 2006
---------------------------------
James L.L. Tullis

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

   Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
                                   Fund, Inc.